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                                                                   EXHIBIT 10.13

                   MARLBOROUGH CORPORATE CENTER OFFICE LEASE
                               TABLE OF CONTENTS


ARTICLE   SECTION                                                         PAGE
-------   -------                                                         ----

I.        Basic Lease Provisions
               1.1  Introduction
               1.2  Basic Data

II.       Description of Premises And Appurtenant Rights
               2.1  Location of Premises
               2.2  Appurtenant Rights And Reservations

III.      Term
               3.1  Term
               3.2  Extension Term

IV.       Rent
               4.1  Annual Base Rent
               4.2  Additional Rent
               4.3  Tenant Improvement Allowance

V.        Use of Premises
               5.1  Permitted Use
               5.2  Alterations

VI.       Assignment And Subletting
               6.1  General
               6.2  Notice
               6.3  Tenant Remains Liable
               6.4  General Conditions
               6.5  Recapture
               6.6  Profit
               6.7  Permitted Transactions

VII.      Delivery of Premises And Responsibility For Repairs
          And Condition of Premises
               7.1  Delivery of Possession of Premises
               7.2  Landlord's Work
               7.3  Schedule
               7.4  Other Construction Provisions
               7.5  Repairs to Be Made by Landlord
               7.6  Tenant's Agreement
               7.7  Floor Load - Heavy Machinery
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VIII.     Services to Be Furnished by Landlord And Utility Charges
               8.1  Landlord's Services
               8.2  Payment of Utility Charges
               8.3  Energy Conservation

IX.       Real Estate Taxes And Other Expenses
               9.1  Tenant's Share of Real Estate Taxes
               9.2  Tenant's Share of Operating Expenses

X.        Indemnity And Public Liability Insurance
               10.1 Tenant's Indemnity
               10.2 Public Liability Insurance
               10.3 Tenant's Risk
               10.4 Injury Caused by Third Parties
               10.5 Fire And Hazard Insurance
               10.6 Additional Insurance
               10.7 Additional Restrictions

XI.       Landlord's Access to Premises
               11.1 Landlord's Right of Access
               11.2 Exhibition of Space to Prospective Tenants

XII.      Damage And Destruction
               12.1 Notice
               12.2 Destruction of Building or Premises

XIII.     Eminent Domain
               13.1 General
               13.2 Award

XIV.      Landlord's Remedies
               14.1 Events of Default
               14.2 Remedies
               14.3 Tenant's Obligations/landlord's Rights
               14.4 Landlord's Default

XV.         Miscellaneous Provisions
               15.1 Extra Hazardous Use
               15.2 Waiver
               15.3 Covenant of Quiet Enjoyment
               15.4 Notice to Mortgagee And Ground Lessor
               15.5 Assignment of Leases And Rents
               15.6 Mechanic's Liens

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               15.7   No Brokerage
               15.8   Invalidity of Particular Provisions
               15.9   Provisions Binding, Etc.
               15.10  Recording
               15.11  Notices
               15.12  When Lease Becomes Binding
               15.13  Paragraph Headings
               15.14  Rights of Mortgagee
               15.15  Status Report
               15.16  Security Deposit; Tenant's Financial Condition
               15.17  Additional Remedies of Landlord
               15.18  Holding Over
               15.19  Non-Subrogation
               15.20  Relocation of Premises
               15.21  Governing Law
               15.22  Definition of Additional Rent
               15.23  Landlord's Fees And Expenses
               15.24  Parking
               15.25  Authority
               15.26  Confidentiality
               15.27  Force Majeure

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EXHIBITS

    A    Description of Land
    B    Base Building Description
    C    Notice of Lease
    D    Tenant's Work
    E    Subordination, Nondisturbance
    F    Landlord's Work
    G    Cleaning Services
    H    Plan of Premises

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     THIS INSTRUMENT IS AN INDENTURE OF LEASE in which the Landlord and the
Tenant are the parties hereinafter named, and which relates to space in the building (the "Building") known as Marlborough Corporate Center located at 154 Crane Meadow Road in Marlborough, Massachusetts. The Building is located on a parcel of land (the "Land") which is more particularly described in EXHIBIT A annexed hereto.

     The parties to this instrument hereby agree with each other as follows:

                                   ARTICLE I

                             BASIC LEASE PROVISIONS

  1.1 INTRODUCTION. As further supplemented in the balance of this instrument and its Exhibits, the following sets forth the basic terms of this Lease and, where appropriate, constitutes definitions of certain terms used in this Lease.

  1.2  BASIC DATA.

       Date:                        October 20, 1998

       Landlord:                    LSOF Pooled Equity, L.P., a Delaware limited
                                    partnership

       Present Mailing Address      c/o Hudson Advisors, L.L.C.
       of Landlord:                 Ten High Street, Suite 1120
                                    Boston, MA 02110
                                    Attn: Paul Barry, Asset Manager

       Tenant:                      Freedom of Information, Inc., a
                                    Delaware corporation

       Present Mailing Address      154 Crane Meadow Road
       of Tenant:                   Marlborough, Massachusetts

       Property:                    Collectively, the Building, the Land and any
                                    other building improvements hereafter
                                    located on the Land.

       Project: A three story brick and glass building with a gross buildable area of 160,018 square feet and a gross rentable area of 156,630 square feet calculated in accordance with the BOMA Standard. The building will be constructed by Landlord, at Landlord's sole cost in

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                                    accordance with the Base Building
                                    Description attached hereto as EXHIBIT B.

     Initial Term or Terms:         Sixty-two (62) months

     Lease Commencement Date:       The date on which Landlord delivers
                                    possession of the Premises to Tenant in
                                    accordance with Article III hereof which is estimated to be January 1, 1999. The Lease
                                    Commencement Date shall be memorialized by a supplemental agreement signed by the parties hereto.

     Rent Commencement Date:        Sixty (60) days after the Lease Commencement
                                    Date, which date is estimated to be March 1, 1998.

     Annual Base Rent:              Monthly: For each calendar month of the
                                    first twelve months of the Term hereof,
                                    monthly Annual Base Rent shall be paid in the amount of $37,771.50. The first month's payment of Annual Base Rent shall be payable upon execution of this Lease. Thereafter, as follows:

                                    Second Twelve Months: $37,771.50/per month
                                    Third Twelve Months: $39,708.50/per month
                                    Fourth Twelve Months: $41,645.50/per month
                                    Fifth Twelve Months: $41,645.50/per month

                                    Annual: For the first lease year of the Term hereof, the annual amount of Annual Base Rent shall be $453,258/per annum. Thereafter, as follows:

                                    Second Year:  $453,258/per annum
                                    Third Year:   $476,502/per annum
                                    Fourth Year:  $499,746/per annum
                                    Fifth Year:   $499,746/per annum

Additional Rent:                    The Amounts set forth in Article IV, Section
                                    4.2.

Use: First class office uses and uses ancillary thereto only.

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Description of Space:               The portion of the Building located (herein
                                    the "Premises") on the 1st floor as shown on EXHIBIT H attached hereto consisting of 23,244 rentable square feet ("RSF") of floor area (the "Premises").

Tenant's Proportionate Share:       14.84%.

Base Tax Amount:                    Taxes for the Base Tax Year.

Base Operating Expenses:            Operating Expenses for Calendar Year 1999.

Delivery Date:                      Same as Lease Commencement Date

Security Deposit:                   Upon execution of this Lease, Tenant shall
                                    pay to Landlord $232,440 as a Security
                                    Deposit. Landlord will hold said deposit in accordance with the terms and conditions set forth in Section 15.16 of this Lease.

                                    At the end of twelve (12) months so long as Tenant is not currently in default beyond any applicable cure or grace periods and Tenant has not been late in the payment more than twice during the preceding twelve (12) months, Landlord will refund to Tenant fifty percent (50%) of the Security Deposit.

Brokers:                            Fallon, Hines & O'Connor and Neelon

                                  ARTICLE II

                            DESCRIPTION OF PREMISES
                             AND APPURTENANT RIGHTS

  2.1 LOCATION OF PREMISES. Landlord hereby devises and leases to Tenant, and Tenant hereby accepts from Landlord, the Premises identified in the foregoing portions of this Lease.

  2.2 APPURTENANT RIGHTS AND RESERVATIONS. Tenant shall have, as appurtenant to the Premises, the nonexclusive right to use and to permit its invitees to use in common with others, public or common lobbies, hallways, stairways, passenger and freight elevators and sanitary facilities in the Building, but such rights shall always be subject to reasonable rules and

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regulations from time to time established by Landlord by suitable notice and to the right of Landlord to designate and change from time to time areas and facilities so to be used.

Excepted and excluded from the Premises are the roof or ceiling, the floor and all perimeter walls of the Premises, except the inner surfaces thereof, but the entry doors to the Premises are not excluded from the Premises and are a part thereof for all purposes; and Tenant agrees that Landlord shall have the right to place in the Premises (but in such manner as to reduce to a minimum interference with Tenant's use of the Premises) utility lines, pipes and the like to serve premises other than the Premises, and to replace, maintain and repair such utility lines, pipes and the like, in, over and upon the Premises.

During the hours of 8:00 A.M. to 6:00 P.M., Monday through Friday, and 8:00 A.M. to 1:00 P.M. on Saturdays, legal holidays in all cases excepted (hereinafter referred to as "Normal Building Operating Hours"), the Building shall be open and access to the Premises shall be freely available, subject to interruption due to causes beyond Landlord's reasonable control. During periods other than Normal Building Operating Hours, Landlord shall provide means of access to the Building by an electronic key card system, but access to the Premises during Normal Building Operating Hours and at other times shall always be subject to reasonable rules and regulations therefor from time to time established by Landlord by suitable notice. Tenant acknowledges that, in all events, Tenant is responsible for providing security to the Premises and its own personnel, and Tenant shall indemnify, defend with counsel of Landlord's selection, and save Landlord harmless from any claim for injury to person or damage to property asserted by any personnel, employee, guest, invitee or agent of Tenant which is suffered or occurs in or about the Premises, the Building or the Land by reason of the act of an intruder or any other person in or about the Premises.

                                  ARTICLE III

                                      TERM

  3.1 TERM. The term of this Lease shall be sixty-two (62) months (the "Term") commencing on the earlier of (i) the date that Landlord delivers the Premises to Tenant with all the Landlord's Work (defined in Section 7.2 below) Substantially Complete (defined in Section 7.1 below), or (ii) the date on which Tenant begins use of the Premises for the operation of its business (the "Lease Commencement Date") which date is estimated to be January 1, 1999 (the "Estimated Commencement Date") and expiring on the date which is the end of the sixty-second (62/nd/) month after the Lease Commencement Date, which is estimated to be February 28, 2002 (the "Expiration Date") unless this Lease is sooner terminated pursuant to the provisions hereof or by law. Within seven

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(7) days of the Lease Commencement Date, Tenant shall execute and deliver to
Landlord for execution and recording by Landlord, a written instrument which sets forth the Lease Commencement Date and the Term (the "Notice of Lease") in the form attached hereto as EXHIBIT C.

     a. If, for any reason other than solely due to Tenant Delay (defined in Section 7.1 below) or Force Majeure (as defined in Section 15.27) the Premises have not been delivered to Tenant with the Landlord's Work Substantially Complete on or before thirty (30) days after the Estimated Commencement Date, Tenant shall receive an additional one (1) day of abatement in Annual Base Rent commencing as of the Rent Commencement Date for each day beyond the Estimated Commencement Date that the Premises is not so delivered.

     b. If, for any reason other than solely due to Tenant Delay or Force Majeure, the Premises have not been delivered to Tenant with all of Landlord's Work Substantially Complete on or before forty-five (45) days after the Estimated Commencement Date, Tenant shall have the right to terminate this Lease, by written notice to the Landlord given within seven (7) days of the expiration of the forty-five (45) day period. If Tenant does not issue such notice within the seven (7) day period and Landlord delivers the Premises with all the Landlord's Work Substantially Complete, Tenant's right to terminate under this subsection 3.1(b) shall terminate and be of no further force or effect.

     c. If, for any reason other than solely due to Tenant Delay, the Premises have not been delivered to Tenant with all of Landlord's Work therein Substantially Complete on or before sixty (60) days after the Estimated Commencement Date, Tenant shall have the right to terminate this Lease, by written notice to the Landlord given within seven (7) days of the expiration of the sixty (60) day period. If Tenant does not issue such notice within the seven (7) day period and Landlord delivers the Premises with all the Landlord's Work Substantially Complete, Tenant's right to terminate under this Section 3.1(c) shall terminate and be of no further force or effect.

     d. Any delay in the Estimated Commencement Date as a result of Tenant's Contractor shall be as set forth in Section 7.4(b) of this Lease.

 3.2 EXTENSION TERM.  This Lease is not subject to any extension terms.

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                                  ARTICLE IV

                                      RENT

  4.1 ANNUAL BASE RENT. Tenant agrees to pay to Landlord at the present mailing address of Landlord, or as directed by Landlord, without notice, demand, off-set or deduction, on the Rent Commencement Date and thereafter, monthly, in advance, on the first day of each and every calendar month during the Lease Term, a sum equal to the monthly Annual Base Rent specified in Section 1.2 hereof.

Annual Base Rent for any partial month shall be paid by Tenant at such rate on a pro rata basis, and if the Lease Term commences on a day other than the first day of a calendar month, the first payment which Tenant shall make shall be a payment equal to a proportionate part of such monthly Annual Base Rent for the partial month from the Rent Commencement Date to the first day of the succeeding calendar month, and the monthly Annual Base Rent for such succeeding calendar month.

  4.2 ADDITIONAL RENT. Commencing as of the Rent Commencement Date, in addition to the Annual Base Rent, Tenant shall pay the following as additional rent under this Lease (collectively, "Additional Rent"):

     a. Operating Expenses. Commencing on the Rent Commencement Date, Tenant shall pay, as Additional Rent hereunder in equal monthly installments, Tenant's Proportionate Share of the amount by which Operating Expenses (as defined in Section 9.2) paid or incurred by Landlord in each calendar year during the term of this Lease following the Base Operating Year, exceeds the Base Operating Expenses, as more particularly set forth in Article IX.

     b. Taxes. Commencing on the Rent Commencement Date, Tenant shall pay as Additional Rent hereunder in equal monthly installments, Tenant's Proportionate Share of the amount by which Real Estate Taxes in any tax year or partial tax year during the term of the Lease exceeds the Base Tax amount, as more particularly set forth in Article IX.

 4.3 TENANT IMPROVEMENT ALLOWANCE

     a. General. Landlord grants to Tenant a tenant improvement allowance of $15.00 per rentable square foot of the Premises (the "Allowance") to be applied by Landlord for construction of Landlord's Work.

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     b. Tenant's Funds. Tenant shall be obligated and agrees to pay to Landlord all costs of Landlord's Work in excess of the Allowance (the "Tenant's Buildout Share"). In the event that Landlord estimates the total cost of the Landlord's Work will exceed the Allowance, Tenant agrees to deposit with Landlord the difference between the Allowance and the cost of Tenant's Buildout Share. Tenant shall deposit Tenant's Buildout Share within fifteen (15) days of Landlord's notice to Tenant of the exhaustion of the Allowance. This money will be held in escrow by the Landlord and will be used by the Landlord for payment of Landlord's Work once the Allowance has been exhausted.

     c. Excess Allowance. If and to the extent that there remains any unexpended Allowance after completion of Landlord's Work on the Premises, any such Allowance shall be applied towards Tenant's Annual Base Rent first due and payable under this Lease until such excess has been exhausted.

                                   ARTICLE V

                                USE OF PREMISES

  5.1 PERMITTED USE. Tenant agrees that the Premises shall be used and occupied by Tenant only for the purpose specified as the use thereof in Section
1.2 of this Lease, and for no other purpose or purposes.

Tenant further agrees to conform to the following provisions during the entire Lease Term.

     a. Tenant shall cause all freight (including furniture, fixtures and equipment used by Tenant in the occupancy of the Premises) to be delivered to or removed from the Building and the Premises in accordance with reasonable rules and regulations established by Landlord therefor and Landlord may require that such deliveries or removals be undertaken during periods other than Normal Building Operating Hours;

     b. Tenant shall not place on the exterior of exterior walls (including both interior and exterior surfaces of windows and doors) or on any part of the Building outside the Premises, any sign, symbol, advertisement or the like visible to public view outside of the Premises except for a sign on the door of the Premises of the type commonly and customarily found in first-class office buildings for the purpose of identifying and locating the Premises, which sign shall always be subject to the prior approval of Landlord. Landlord has established standards for such signs and Tenant agrees to conform to the same and to submit for

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        Landlord's prior approval a plan or sketch of the sign to be placed on such entry doors. Without limitation, lettering on windows and window displays are expressly prohibited.

        Landlord agrees, however, to maintain a tenant directory in the lobby of the Building in which will be placed Tenant's name and the location of the Premises in the Building;

     c. Tenant shall not perform any act or any practice which may injure the Premises, or any other part of the Building, or cause any offensive odors or loud noise, or constitute a nuisance or a menace to any other tenant or tenants or other persons in the Building, or be detrimental to the reputation or appearance of the Building;

     d. Tenant shall conduct Tenant's business in the Premises in such a manner that Tenant's invitees shall not collect, line up or linger in the lobby or corridors of the Building, but shall be entirely accommodated within the Premises;

     e. Tenant shall comply and shall cause all employees to comply with all rules and regulations from time to time reasonably established by Landlord by suitable notice. Landlord shall not, however, be responsible for the noncompliance with any such rules and regulations by any other tenant or occupant of the Building, but Landlord shall not discriminate against Tenant in the enforcement of such rules and regulations;

     f. Tenant shall not use the name of the Building directly or indirectly in connection with Tenant's business, except as a part of Tenant's address, and Landlord reserves the right to change the name of the Building at any time;

     g. Except for products normally found in business offices (which products shall be used and disposed of in accordance with applicable local, state and federal laws) Tenant shall not use, handle or store or dispose of any oil, hazardous or toxic materials or hazardous or toxic wastes in or about the Building. If the transportation, storage, use or disposal of hazardous or toxic materials anywhere on the Land in connection with Tenant's use of the Premises results in (1) contamination of the soil or surface or ground water or (2) loss or damage to person(s) or property, then Tenant agrees to respond in accordance with the following paragraph:

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        Tenant agrees (i) to notify Landlord immediately of any contamination, claim of contamination, loss or damage, (ii) after consultation and approval by Landlord, to clean up the contamination in full compliance with all applicable statutes, regulations and standards, and (iii) to indemnify, defend and hold Landlord harmless from and against any claims, suits, causes of action, costs and fees, including attorneys' fees, arising from or connected with any such contamination, claim of contamination, loss or damage. This provision shall survive the termination of this Lease. No consent or approval of Landlord shall in any way be construed as imposing upon Landlord any liability for the means, methods, or manner of removal, containment or other compliance with applicable law for and with respect to the foregoing; and

     h. Tenant agrees that, within the Premises, it shall be responsible for compliance with the Americans with Disabilities Act (42 U.S.C. (S) 12101 et. seq.) and the regulations and Accessibility Guidelines for Buildings and Facilities issued pursuant thereto (the "ADA"), but Landlord shall conduct all improvements in the Premises in compliance with the ADA as a part of Landlord's Work.

  5.2 ALTERATIONS. After initial completion of any work to be done by Tenant, for which provision is made herein in EXHIBIT D attached hereto, Tenant shall not alter or add to the Premises, except in accordance with written consent from Landlord, which Landlord agrees not unreasonably to withhold as to nonstructural alterations or additions. All alterations made by Tenant shall be made in accordance with all applicable laws, in a good and first-class workmanlike manner and in accordance with the requirements of Landlord's insurers and Tenant's insurers. Any contractor or other person undertaking any alterations of the Premises on behalf of Tenant shall be covered by Comprehensive General Liability and Workmen's Compensation insurance with coverage limits reasonably acceptable to Landlord and evidence thereof shall be furnished to Landlord prior to the performance by such contractor or person of any work in respect of the Premises. All work performed by Tenant in the Premises shall remain therein (unless, at the time Tenant requests Landlord's approval thereof, Landlord directs Tenant to remove the same on termination) and, at termination, shall be surrendered as a part thereof, except for Tenant's usual fixtures, trade furniture and equipment, if movable, installed prior to or during the Lease Term at Tenant's cost, which fixtures, trade furniture and equipment Tenant may remove upon the termination of this Lease. Tenant agrees to repair any and all damage to the Premises resulting from such removal (including removal of Tenant's improvements directed by Landlord as provided above) or, if Landlord so elects, to pay Landlord for the reasonable cost of any such repairs forthwith after billing therefor.

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                                  ARTICLE VI

                           ASSIGNMENT AND SUBLETTING

  6.1 GENERAL. Notwithstanding any other provisions of this Lease, except as set forth below, Tenant covenants and agrees that it will not assign this Lease or sublet (which term, without limitation, shall include the granting of concessions, licenses, management arrangements and the like) the whole or any part of the Premises without, in each instance, having first received the express written consent of Landlord, which consent shall not be unreasonably withheld or delayed. Any assignment of this Lease, or subletting of the whole or any part of the Premises (other than as permitted to a subsidiary or a controlling corporation or entity as set forth below) by Tenant without Landlord's express consent shall be invalid, void and of no force or effect. Notwithstanding anything to the contrary in this Lease, if Tenant assigns or sublets any portion of the Leased Premises, without Landlord's written authorization, then Landlord reserves the right to begin dealing directly with the subtenant without waiving any of the Landlord's rights under this lease against the original Tenant and without notice to the original Tenant.

  6.2 NOTICE. At least thirty (30) days prior to any sublease of the Premises to another party or fifteen (15) days prior to any assignment of this Lease to a new entity, Tenant shall provide Landlord written notice of such proposed sublease or assignment containing the name and address of the proposed assignee/sublessee, information as to its reputation, information as to its financial condition, the intended use of the Premises, a copy of the proposed sublease or assignment, and any other reasonable information the Landlord may request before rendering a decision and any information provided shall be treated as Tenant's warranty in respect of the information submitted therewith to the best of Tenant's knowledge. Landlord will consider the following factors in making its decision regarding the proposed assignment/sublet. This list is illustrative and not intended to be a complete list of criteria the Landlord will consider: (i) demonstrated financial stability and credit worthiness; (ii) reputation of business; (iii) type of business; (iv) source of rent, including financial conditions and operating performance of proposed assignee/sublessee;
(v) security provided to Landlord by Tenant and proposed assignee/sublessee of future performance; (vi) expected rent to be paid by proposed assignee/sublessee; and (vii) assurance sublessee's use will not cause Landlord to be in violation of any other leases which limit the business type or uses by other tenants in the building.

  6.3 TENANT REMAINS LIABLE. In any case where Landlord shall consent to such assignment or subletting, the Tenant named herein shall remain fully liable for the obligations of Tenant hereunder, including, without limitation,

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the obligation to pay the Annual Base Rent and other amounts provided under this
Lease.

  6.4 GENERAL CONDITIONS. It shall be a condition of the validity of any such assignment or subletting that the assignee or sublessee agrees directly with Landlord, in form reasonably satisfactory to Landlord, to be bound by all the obligations of Tenant hereunder, including, without limitation, the obligation to pay Annual Base Rent and other amounts provided for under this Lease and the covenant against further assignment and subletting, but such assignment or subletting shall not relieve the Tenant named herein of any of the obligations of Tenant hereunder, and Tenant shall remain fully liable therefor. In no event, however, shall Tenant assign this Lease or sublet the whole or any part of the Premises to a proposed assignee or sublessee which has been judicially declared bankrupt or insolvent according to law, or with respect to which an
assignment   has been made of property for the benefit of creditors, or with respect to which a receiver, guardian, conservator, trustee in involuntary bankruptcy or similar officer has been appointed to take charge of all or any substantial part of the proposed assignee's or sublessee's property by a court of competent jurisdiction or with respect to which a petition has been filed for reorganization under any provisions of the Bankruptcy Code now or hereafter enacted, or if a proposed assignee or sublessee has filed a petition for such reorganization, or for arrangements under any provisions of the Bankruptcy Code now or hereafter enacted and providing a plan for a debtor to settle, satisfy or extend the time for the payment of debts. Tenant shall, upon demand, reimburse Landlord legal for the fees and expenses incurred by Landlord in processing any request to assign this Lease or to sublet all or any portion of the Premises, whether or not Landlord agrees thereto, and if Tenant shall fail promptly so to reimburse Landlord, the same shall be a default in Tenant's monetary obligations under this Lease.

  6.5 RECAPTURE. Without limiting Landlord's discretion to grant or withhold its consent to any proposed assignment or subletting, if Tenant requests Landlord's consent to assign this Lease or sublet all or any portion of the Premises, Landlord shall have the option, exercisable by written notice to Tenant given within fifteen ( 15) days after Landlord's receipt of such request, to terminate this Lease as of the date specified in such notice which shall be not less than fifteen (15) nor more than forty-five (45) days after the date of such notice for the entire Premises, in the case of an assignment or subletting of the whole, and for the portion of the Premises, in the case of a subletting of a portion. In the event of termination in respect of a portion of the Premises, the portion so eliminated shall be delivered to Landlord on the date specified in good order and condition in the manner provided in Section 4.2 at the end of the Lease Tenn and thereafter, to the extent necessary in Landlord's reasonable judgment, Landlord, at its own cost and expense, may have access to and may make modification to the Premises so as to make such portion a

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self-contained rental unit with access to common areas, elevators and the like.
Annual Base Rent and Tenant's Proportionate Share shall be adjusted according to the extent of the Premises for which the Lease is terminated.

  6.6 PROFIT. Without limitation of the rights of Landlord hereunder in respect thereto, if there is any assignment of this Lease by Tenant for consideration or a subletting of the whole of the Premises by Tenant at a rent which exceeds the rent payable hereunder by Tenant, or if there is a subletting of a portion of the Premises by Tenant at a rent in excess of the subleased portion's pro rata share of the rent payable hereunder by Tenant, then Tenant shall pay to Landlord, as Additional Rent, forthwith upon Tenant's receipt of the consideration (or the cash equivalent thereof) therefor, in the case of an assignment, and in the case of a subletting, the full amount of any such excess rent after deductions for the cost of tenant improvements provided by Tenant, documented to the reasonable satisfaction of Landlord, brokerage commissions paid by the Tenant and attorneys' fees. The provisions of this paragraph shall apply to each and every assignment of the Lease and each and every subletting of all or a portion of the Premises, other than a Permitted Transaction pursuant to
Section 6.7 hereof, in each case on the terms and conditions set forth herein. For the purposes of this Article VI, the term "Rent" shall mean all Annual Base Rent, Additional Rent or other payments and/or consideration payable by one party to another for the use and occupancy of all or a portion of the Premises.

  6.7 PERMITTED TRANSACTIONS. The provisions of this Article VI shall not, however, be applicable to an assignment of this Lease or a sublease by Tenant to a subsidiary or an affiliate of Tenant or to an entity acquiring substantially all of the stock or assets of Tenant (a "Permitted Transaction") as long as the net worth of the assignee, sublessee or the Tenant, as the case may be, does not decrease as a result of such transaction. No such assignment or sublease shall relieve the Tenant herein named of any of its obligations hereunder, and Tenant shall remain fully liable therefor. In cases of Permitted Transactions, Tenant shall give Landlord fifteen (15) days' written notice of any assignment or sublease. Tenant shall provide Landlord written notice of such proposed sublease or assignment containing the name and address of the proposed assignee, information as to its reputation, information as to its financial condition, the name of the new entity to be created, if any such additional information as Landlord shall reasonably request.

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                                  ARTICLE VII

              DELIVERY OF PREMISES AND RESPONSIBILITY FOR REPAIRS
                           AND CONDITION OF PREMISES

  7.1 DELIVERY OF POSSESSION OF PREMISES. The Premises shall be treated as delivered hereunder upon the date on which Landlord's architect or engineer shall give Tenant notice that the Landlord's Work has reached Substantial Completion, but in no event sooner than January 1, 1999.

The term "Substantial Completion" shall mean (i) completion of the Landlord's Work to such condition of completeness so as to obtain a certificate of use and occupancy (including a temporary certificate) from the City of Marlborough for the Premises in order that Tenant may occupy the Premises; (ii) the shell and core of the Building are complete and in substantial compliance with all applicable laws, statutes, codes, rules and regulations (collectively, "Laws") and all of the Building's heating, ventilating, air-conditioning ("HVAC"), plumbing, life safety, telephone, cable, if any, mechanical and electrical systems (collectively, "Building Systems") are operational to the extent necessary to service the Premises; (iii) Tenant has been provided with the number of parking spaces to which it is entitled under this Lease; and (iv) Tenant has executed and delivered a subordination, attornment and non-disturbance agreement in the form attached hereto as EXHIBIT E and has received an original executed by Landlord and each mortgagee of record, if applicable. The existence of "punchlist" items remaining outstanding which do not unreasonably interfere with general occupancy by Tenant shall not prevent Substantial Completion, but Landlord shall use diligent efforts to promptly complete such punchlist items without unreasonable interference with Tenant's business.

To the extent that the date of the Substantial Completion of Landlord's Work is delayed beyond the Estimated Commencement Date by reason of (i) Tenant's failure to approve Construction Drawings (as defined below); or (ii) changes requested by Tenant in Landlord's Work following approval by Tenant of the Final Schematic Plan (which shall be defined as those design and development drawings provided by the Landlord's Architect, Planners Designers Architects, Inc. ("PDA")); or
(iii) Tenant's failure to pay any amounts due from Tenant, if any, in excess of the Allowance, to fund Landlord's Work (collectively, "Tenant Delay"), the date of Substantial Completion shall be the Lease Commencement Date, however, the Rent Commencement Date will not be similarly changed or extended.

  7.2 LANDLORD'S WORK. Landlord will construct, install or perform in the Premises those improvements and work agreed upon by Landlord and Tenant that is necessary for Tenant to occupy the Premises. Landlord's Work shall be conducted in a first-class manner and in accordance with the provisions of this
Article VII.

Unless otherwise directed by Tenant in writing, Landlord's goal will be to negotiate a final set of construction documents with the contractor to enable construction of Landlord's Work within the aggregate Allowance of $15.00 per rentable square foot. The stages of the buildout, time periods during which the stages will occur and the respective obligations of Landlord and Tenant are set forth below in this Article VII.

Landlord shall enter into an agreement with PDA through its affiliate, Dacon Corporation, for the following design services: (i) architectural; (ii) structural and engineering; (iii) civil engineering; (iv) mechanical engineering services, including HVAC, plumbing and fire protection; and (v) the final construction plans and outline specifications (the "Construction Drawings"). The final Construction Drawings shall be incorporated into this Lease as EXHIBIT F and shall be the final and determinative description of the Landlord's Work.

Landlord shall perform Landlord's Work by entering into a cost plus a fee with guaranteed maximum price contract for completion of the Landlord's Work with Dacon Corporation ("Dacon") of Natick, Massachusetts, the general contractor for the Base Building and improvements to the Land. Tenant shall have no relationship with the contractor except to the extent of Tenant's obligations to participate in the finalization of the Final Schematic Plan of Landlord's Work, and Tenant's approval of the final Construction Drawings.

  7.3 SCHEDULE. Design, approval by Tenant and completion of Landlord's Work shall be accomplished under the following phases and time periods:

     a. Preliminary. Tenant has previously approved Final Schematic Plans drafted by PDA. Landlord has contracted with PDA for the completion of the Construction Drawings that will become the final Landlord's Work. Landlord has provided Tenant with a form of a contract to be used between Landlord and the contractor chosen to complete Landlord's Work.

     b. October 16, 1998. Landlord will provide Tenant with Dacon's guaranteed maximum price ("Dacon's GMP") for the cost of completing Landlord's Work. Tenant will provide Landlord with its contractor's, ("Tenant's Contractor"), guaranteed maximum price. The contractor chosen by Tenant must be approved by Landlord in writing.

        (i) If Dacon's GMP is at or below the Allowance, the Landlord shall notify Tenant of Dacon's GMP but Landlord shall not be required to seek the permission of the Tenant before commencing Landlord's Work.

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

        (ii) If Dacon's GMP is within $20,000 of the Allowance, Tenant may either (a) conduct value engineering so as to reduce the cost of Landlord's Work; or (b) agree to Dacon's GMP.

        (iii) If Dacon's GMP is $20,000 or more over the Allowance and Tenant's Contractor is able to complete the Landlord's Work for less than Dacon's GMP, then:

               (a) Landlord shall have the opportunity to negotiate with Dacon to reduce Dacon's GMP and if Dacon will not lower its GMP to match Tenant's Contractor's price, the Landlord shall negotiate and enter into a contract with Tenant's Contractor for the completion of Landlord's Work. Said contract with Tenant's Contractor will be in substantially the same form as provided to Tenant by Landlord. Tenant's Contractor must execute the contract with Landlord within five (5) business days of notice to the Tenant's Contractor that it has been chosen to complete the Landlord's Work. If Tenant's Contractor fails to execute the contract within five (5) business days, Landlord will enter into a contract with Dacon to complete the Landlord's Work.

     c. On or before October 30, 1998. Landlord will deliver the final Construction Drawings to the Tenant. Tenant shall have two (2) days to approve the Construction Drawings or to set forth its reasons for disapproval. If Tenant makes any changes to the Construction Drawings that are inconsistent with the Final Schematic Plans, this will constitute a Tenant Delay.

 7.4 OTHER CONSTRUCTION PROVISIONS.

     a. Landlord shall permit Tenant access (at Tenant's sole risk) for purpose of installing equipment and furnishings in the Premises prior to Tenant's taking possession of the Premises if it can be done without interference with Landlord's Work in the Premises and/or in other portions of the Building and in harmony with Landlord's contractors and subcontractors, including, without limitation, in accordance with any labor agreements Landlord's contractors or subcontractors may be parties to.

     b. Tenant's Contractor Delay.

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

          (i) If Tenant's Contractor shall be the contractor chosen to complete Landlord's Work and if, for any reason, due to the fault of Tenant's Contractor, but not Force Majeure, the Premises have not been delivered to Tenant with Landlord's Work Substantially Complete on or before ninety (90) days after the Estimated Commencement Date, Tenant shall have the right to terminate this Lease, by written notice to the Landlord given within seven (7) days of the expiration of the ninety (90) day period. If Tenant does not issue such notice within the seven (7) day period and Landlord delivers the Premises with all the Landlord's Work Substantially Complete, Tenant's right to terminate under this subsection 7.4(b)(i) shall terminate and be of no further force or effect.

         (ii) If, for any reason, due to the fault of Tenant's Contractor or Force Majeure, the Premises have not been delivered to Tenant with the Landlord's Work Substantially Complete on or before one hundred fifty (150) days after the Estimated Commencement Date, Tenant shall have the right to terminate this Lease by written notice to the Landlord given within seven (7) days of the expiration of the one hundred fifty (150) day period. If Tenant does not issue such notice with the seven (7) day period and Landlord delivers the Premises with all the Landlord's Work Substantially Complete, Tenant's right to terminate under this subsection 7.4(b)(ii) shall terminate and be of no further force or effect.

  7.5 REPAIRS TO BE MADE BY LANDLORD. Except as otherwise provided in this Lease, Landlord agrees to keep in good order, condition and repair, the roof, the exterior walls and the common areas of the Building, insofar as any of the foregoing affects the Premises. Landlord shall in no event be responsible to Tenant for the condition of glass in and about the Premises or for the doors leading to the Premises, or for any condition in the Premises or the Building caused by any act or neglect of Tenant or any contractor, agent, employee or invitee of Tenant, or anyone claiming by, through or under Tenant.

Landlord shall not be responsible to make any improvements or repairs to the Building or the Premises other than as expressed in this Section 7.5 unless expressly otherwise provided in this Lease. Landlord shall never be liable for any failure to make repairs which, under the provisions of this Section 7.5 or elsewhere in this Lease, Landlord has undertaken to make unless: (i) Tenant has given notice to Landlord of the need to make such repairs as a result of a condition in the Building or in the Premises requiring any repair for which Landlord is responsible; and (ii) Landlord has failed to commence to make

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

such repairs within a reasonable time after receipt of such notice if any repairs are, in fact, necessary.

  7.6 TENANT'S AGREEMENT. Tenant agrees that Tenant will keep neat and clean and maintain in good order, condition and repair, the Premises and every part thereof throughout the Lease Term, excepting only those repairs for which Landlord is responsible under the terms of this Lease and damage by fire or other casualty or as a consequence of the exercise of the power of eminent domain, and shall surrender the Premises at the end of the term, in such condition. Without limitation, Tenant shall maintain and use the Premises in accordance with all applicable laws, ordinances, governmental rules and regulations, directions and orders of officers of governmental agencies having jurisdiction and in accordance with the requirements of Landlord's and/or Tenant's insurers, and shall, at Tenant's own expense, obtain and maintain in effect all permits, licenses and the like required by applicable law. Tenant shall not permit or commit any waste, and Tenant shall be responsible for the cost of repairs which may be made necessary by reason of damage to any areas in the Building, including the Premises, by Tenant, Tenant's contractors or Tenant's agents, employees or invitees, or anyone claiming by, through or under Tenant. Landlord may replace as needed any bulbs and ballasts in the Premises during the Lease Term at Tenant's cost and expense, or Landlord may require Tenant to replace the same, at Tenant's cost and expense.

If repairs are required to be made by Tenant pursuant to the terms hereof, Landlord may demand that Tenant make the same forthwith, and if Tenant refuses or neglects to commence such repairs and complete the same with reasonable dispatch after such demand, Landlord may (but shall not be required to do so) make or cause such repairs to be made and shall not be responsible to Tenant for any loss or damage that may accrue to Tenant's stock or business by reason thereof unless caused by Landlord's negligence or willful misconduct. If Landlord makes or causes such repairs to be made, Tenant agrees that Tenant will forthwith, on demand, pay to Landlord the reasonable cost thereof, and if Tenant shall default in such payment, Landlord shall have the remedies provided for the nonpayment of rent or other charges payable hereunder.

  7.7 FLOOR LOAD - HEAVY MACHINERY. Tenant shall not place a load upon any floor in the Premises exceeding the lesser of (a) the floor load per square foot of area which such floor was designed to carry as certified by Landlord's architect and (b) the floor load per square foot of area which is allowed by law. Landlord reserves the right to prescribe the weight and position of all business machines, equipment and mechanical equipment, including scales, which shall be placed so as to distribute the weight. Business machines, equipment and mechanical equipment shall be placed and maintained by Tenant at Tenant's expense in settings sufficient, in Landlord's judgment, to absorb and prevent vibration, noise and annoyance. Tenant shall not move any safe, heavy machinery, heavy equipment, freight, bulky matter or fixtures into or out of the Building without Landlord's prior consent.

If such safe, machinery, equipment, freight, bulky matter or fixtures requires special handling, Tenant agrees to employ only persons holding a Master Rigger's License to do said work, and that all work in connection therewith shall comply with applicable laws and regulations. Any such moving shall be at the sole risk and hazard of Tenant and Tenant will exonerate, indemnify and save Landlord harmless against and from any liability, loss, injury, claim or suit resulting directly or indirectly from such moving. Tenant shall schedule such moving at such times as Landlord shall reasonably require for the convenience of the normal operations of the Building.

                                 ARTICLE VIII

            SERVICES TO BE FURNISHED BY LANDLORD AND UTILITY CHARGES

 8.1 LANDLORD'S SERVICES.  Landlord covenants during the Lease Term:

     a. to provide heating and air-conditioning in the Premises during Normal Building Operating Hours during the normal heating and air-conditioning seasons;

     b. to furnish hot and cold water for ordinary toilet, lavatory and drinking purposes. If Tenant requires water for any other purpose, including without limitation, in connection with the business conducted in the Premises, Tenant shall pay the Landlord an appropriate charge stipulated by Landlord to reimburse Landlord for the cost of such water and related sewer use charge (including a charge to reimburse Landlord for the cost of metering Tenant's usage), provided that in no event shall such charge exceed the amount which Tenant would have had to pay to the public utility directly for the water requirements of Tenant in the Premises;

     c. to furnish non-exclusive passenger elevator service;

     d. to provide non-exclusive freight elevator service, subject to scheduling by Landlord;

     e. to furnish, through Landlord's employees or independent contractors, the services listed in EXHIBIT H, if any;

     f. to furnish, through Landlord's employees or independent contractors, additional Building operation services upon reasonable advance request of Tenant at rates from time to time established by Landlord to be paid by Tenant provided the same may be reasonably and conveniently provided by Landlord. Tenant hereby agrees to pay to Landlord the cost of such services as Additional Rent upon demand by Landlord; and

     g. to provide, during those hours not considered Normal Building Operating Hours, heating and air-conditioning, only when specifically requested by the Tenant. Any cost of providing heating and air conditioning to the Premises shall be borne entirely by the Tenant (and, if applicable, others requesting such services). Tenant shall pay Landlord the charge incurred by Landlord for the cost of such heating and air-conditioning use.

  8.2 PAYMENT OF UTILITY CHARGES. With respect to electricity for lighting and equipment in the Premises, if the same is separately metered, Tenant agrees to pay all bills therefor promptly to the utility company furnishing the same and, if requested by Landlord, provide Landlord with evidence of such payment. If such utility company shall have a lien on the Premises for nonpayment of such charges and Tenant shall fail at any time to make payment of same, without limitation of Landlord's rights on account of such failure, Tenant shall thereafter, if requested by Landlord, pay to Landlord, when monthly Annual Base Rent is next due and thereafter on Landlord's demand, an amount reasonably estimated by Landlord to be sufficient to discharge any such lien in the event of a further failure of Tenant to pay any such electric charges when due. Landlord shall hold the amounts from time-to-time deposited under this Section
8.2 as security for payment of such electric charges without interest to Tenant and may, without limitation of remedies on account of Tenant's failure to make any subsequent payment of electric charges, use such amounts for such payments. Such amount or such portion thereof as shall be unexpended at the expiration of this Lease shall, upon full performance of all Tenant's obligations hereunder, be repaid to Tenant without interest.

  8.3  ENERGY CONSERVATION.  Notwithstanding anything to the contrary in this
Article VIII or elsewhere in this Lease, Landlord shall have the right to institute such policies, programs and measures as may be reasonably necessary or desirable, in Landlord's discretion, for the conservation and/or preservation of energy or energy related services, or as may be required to comply with any applicable codes, rules and regulations, whether mandatory or voluntary.

                                  ARTICLE IX

                      REAL ESTATE TAXES AND OTHER EXPENSES

 9.1 TENANT'S SHARE OF REAL ESTATE TAXES.

     a. For the purposes of this Section:

        (i) The term "Tax Period" shall mean the period during which Taxes (as hereinafter defined) are required to be paid under applicable law. Thus, under the law presently in effect in the Commonwealth of Massachusetts, Tax Period means the period from July 1 of a calendar year to June 30 of the subsequent calendar year. Suitable adjustment in the determination of Tenant's obligation under this
              Section 9.1 shall be made in the computation for any Tax Period which is greater than or less than twelve (12) full calendar months.

        (ii) The term "Base Tax Year" shall refer to the Fiscal Year 2000 (i.e., July 1, 1999 to June 30, 2000). In calculating, the Base Tax Year, Landlord shall use the tax rate from Fiscal Year 2000 as provided by the Tax Collector of the City of Marlborough and shall apply such tax rate by the amount of the assessment for the Land and Building once it is fully assessed as determined by the Assessor for the City of Marlborough.

        (iii) The term "Taxes" shall mean all real estate taxes and assessments (which term, for purposes of this provision, shall include water and sewer use charges), special or otherwise, levied or assessed upon or with respect to the Building and the Land or any part thereof and ad valorem taxes for any personal property of Landlord used in connection therewith. Should the Commonwealth of Massachusetts, or any political subdivision thereof, or any other governmental authority having jurisdiction over the Building and the Land, (1) impose a tax, assessment, charge or fee, which Landlord shall be required to pay, by way of substitution for or as a supplement to such real estate taxes and ad valorem personal property taxes, or (2) impose an income or franchise tax or a tax on rents in substitution for or as a supplement to a tax levied against the Building or the Land or any part thereof and/or the personal property used in connection with the Building or the Land or any part thereof, all such taxes, assessments, fees or charges (hereinafter defined as "in lieu of taxes") shall be deemed to constitute Taxes hereunder. Taxes shall also include, in the year paid, all fees and costs reasonably incurred by Landlord in seeking to obtain a reduction of, or a limit on the increase in, any Taxes, regardless of whether any reduction or limitation is obtained. Except as hereinabove provided with regard to "in lieu of taxes", Taxes shall not include any inheritance, estate, succession, transfer, gift, franchise, net income or capital stock tax.

     b. In the event that the Taxes imposed with respect to the Building and the Land shall be greater during any Tax Period than the Base Tax Amount:

         (i) Tenant shall pay to Landlord, as Additional Rent, Tenant's Proportionate Share of the amount by which the Taxes imposed with respect to the Building and the Land for such Tax Period exceed the Base Tax Amount, apportioned for any fraction of a Tax Period contained within the Term, and

         (ii) Landlord shall submit to Tenant a statement setting forth the amount of such Additional Rent, and within fifteen (15) days after the delivery of such statement (whether or not such statement shall be timely), Tenant shall pay to Landlord the payment required under subparagraph (i) above. So long as Taxes shall be payable in installments under applicable law, Landlord may submit such statements to Tenant in similar installments. The failure by Landlord to send any statement required by this subparagraph shall not be deemed to be a waiver of Landlord's right to receive such Additional Rent.

     c. Tenant's share of Taxes shall be equitably adjusted for and with respect to any portion of the Term which does not include an entire Tax Period.

     d. If Tenant is obligated to pay any Additional Rent as aforesaid with respect to any Tax Period or fraction thereof during the Term, then Tenant shall pay, as Additional Rent, on the first day of each month of the next ensuing Tax Period, estimated monthly tax escalation payments in an amount from time to time reasonably estimated by Landlord to be sufficient to provide Landlord, in the aggregate, a sum equal to Tenant's Proportionate Share of the Taxes in excess of the Base Tax Amount, ten (10) days, at least, before the day on which payments on account of Taxes by Landlord would become delinquent. Estimated monthly tax escalation payments for each ensuing Tax Period shall be made retroactively to the first day of the Tax Period in question. Following the close of each Tax Period for and with respect to which Tenant is obligated to pay any Additional Rent as aforesaid, Landlord shall submit the statement set forth in paragraph (b)(ii) of this Section 9.1 and in the event the total of the estimated monthly tax escalation payments theretofore made by Tenant to Landlord for such Tax Period does not equal Tenant's Proportionate Share of the Taxes in excess of the Base Tax Amount for such Tax Period, Tenant shall pay any deficiency to Landlord as shown by such statement within fifteen (15) days after the delivery of such statement (whether or not such statement shall be timely). If the total of the estimated monthly tax escalation payments paid by Tenant during such Tax Period exceed the actual amount of Tenant's Proportionate Share of the Taxes in excess of the Base Tax Amount for said Tax Period, Landlord shall credit the amount of such overpayment against subsequent obligations of Tenant under this Lease (or refund such overpayment if the Term has ended and Tenant has no further obligations to Landlord under the Lease).

     e. When the applicable tax bill is not available prior to the end of the Term, then a tentative computation shall be made by Landlord on the basis of the Taxes for the next prior Tax Period, with a final adjustment to be made between Landlord and Tenant promptly after Landlord shall have received the applicable tax bill.

     f. Payments by Tenant to Landlord on account of Taxes shall not be considered as being held in trust, in escrow or the like, by Landlord; it being the express intent of Landlord and Tenant that Tenant shall in no event be entitled to receive interest upon, or any payments on account of earnings or profits derived from, such payments by Tenant to Landlord. Landlord shall have the same rights and remedies for the non-payment by Tenant of any amounts due on account of such Taxes as Landlord has hereunder for the failure of Tenant to pay the Annual Base Rent.

 9.2 TENANT'S SHARE OF OPERATING EXPENSES.

     a. For the purposes of this Section:

        (i) The term "Operating Year" shall mean each successive fiscal year (as adopted by Landlord) in which any part of the Term of this Lease shall fall.

        (ii) The term "Operating Expenses" shall mean all expenses, costs and disbursements of every kind and nature, reasonably paid or incurred by Landlord in operating, owning, managing, leasing, repairing and maintaining the Building, the Land and their appurtenances including, but without limitation: premiums for fire, casualty, liability and such other insurance as Landlord may from time to time maintain; security expenses; compensation and all fringe benefits, workmen's compensation insurance premiums and payroll taxes paid by Landlord to, for or with respect to all persons engaged in operating, maintaining, managing or cleaning at or below the grade of building manager; fuel costs; steam, water, sewer, electric, gas, telephone, and other utility charges not otherwise billed to tenants by Landlord or the utility; expenses incurred in connection with the central plant furnishing heating, ventilating (including maintaining and repairing ventilating fans and fan rooms); and air conditioning to the Building, costs of lighting, costs of repairing and maintaining fire protection systems; costs of building and cleaning supplies and equipment (including rental); cost of maintenance, cleaning and repairs; cost of snow plowing or removal, or both, and care of interior and exterior landscaping; payments to independent contractors under contracts for cleaning, operating, management, maintenance and/or repair (which payments may be to affiliates of Landlord provided such charges are at reasonable and customary market rates) and a management fee of four percent (4%) of gross Building rental revenue; all other expenses paid in connection with cleaning, operating, management, maintenance and repair, costs of any capital improvements required by law or intended to reduce Operating Expenses, regardless of whether said capital improvement actually reduces said Operating Expenses, completed after the original construction of the Building, amortized by Landlord over their useful life determined in accordance with generally accepted accounting practices, with interest on the unamortized amount at the rate of the greater of (i) 12% per annum or (ii) 2% per annum above the base rate of interest charged from time to time by BankBoston or any successor or substitute regional bank selected by Landlord (but in no event at a rate which is more than the highest lawful rate allowable in the Commonwealth of Massachusetts). Operating Expenses shall not, however, include the following:

               (a) Costs of alterations of any tenant's premises or brokerage or legal fees for a particular tenant and not for the benefit of the Building or any group of tenants therein;

               (b) Principal or interest payments on loans secured by mortgages or trust deeds on the Building and/or on the Land;

               (c) costs of correcting defects in the original construction of the Building;

               (d) costs of services provided to other tenants of the Building
                   (for which a separate charge is made) and not to all tenants, generally; and

               (e) costs of items covered by insurance or condemnation awards.

If less than ninety-five percent (95%) of the Building's rentable area shall have been occupied by tenant(s) at any time during any Operating Year, Operating Expenses shall be determined for such Operating Year to be an amount equal to the like expense which would normally be expected to be incurred had such occupancy been ninety-five percent (95%) throughout such Operating Year.

Notwithstanding anything to the contrary set forth herein, for any year (including, without limitation, the Base Operating Year) in which other than ninety-five percent (95%) of the rentable space in the Building is leased during the entire year, all "Variable Components," as that term is defined below, of Operating Expenses for such year shall be grossed-up, employing sound accounting and property management principles, to the amount such Variable Components would have been in the event the Building had been ninety-five percent (95%) leased and occupied during the entire year by tenants paying full rent and the adjusted amount of the Variable Components shall be used in determining Operating Expenses for such year. "Variable Components" shall be those components that vary based upon occupancy levels.

     b. After the expiration of each Operating Year, Landlord shall furnish Tenant with a statement setting forth the Operating Expenses for such Operating Year. Such statement shall be accompanied by a computation of the amount, if any, of the Additional Rent payable to Landlord pursuant to this Section.

     c. In the event the Operating Expenses during any Operating Year shall be greater than the Base Operating Expenses, Tenant shall pay to Landlord, as Additional Rent, an amount equal to Tenant's Proportionate Share of the excess of the Operating Expenses for such Operating Year over and above the Base Operating Expenses.

     d. Said Additional Rent shall, with respect to the Operating Years in which the Lease Commencement Date and end of the Term of this Lease fall, be adjusted to that proportion thereof as the portion of the Term of this Lease falling within such Operating Year bears to the full Operating Year. If Landlord shall change its fiscal year, appropriate adjustment shall be made for any Operating Year less than twelve months which may result.

     e. Any Additional Rent payable by Tenant under this Section 9.2 shall be paid within fifteen (15) days after Landlord has furnished Tenant with the statement described above.

     f. If with respect to any Operating Year or fraction thereof during the Term, Tenant is obligated to pay any Additional Rent as aforesaid, then

        Tenant shall pay, as Additional Rent, on the first day of each month of the next ensuing Operating Year, estimated monthly operating escalation payments in an amount from time to time reasonably estimated by Landlord to be sufficient to cover, in the aggregate, a sum equal to Tenant's Proportionate Share of the Operating Expenses in excess of the Base Operating Expenses for the next ensuing Operating Year. Estimated monthly operating escalation payments for each ensuing Operating Year shall be made retroactively to the first day of the Operating Year in question. If the estimated monthly operating escalation payments theretofore made such Operating Year by Tenant exceed Tenant's Proportionate Share of the Operating Expenses in excess of the Base Operating Expenses for such Operating Year according to the statement furnished Tenant by Landlord pursuant to paragraph (b) of this Section 9.2, Landlord shall credit the amount of such overpayment against subsequent obligations of Tenant under this Lease (or refund such overpayment if the Term has ended and Tenant has no further obligation to Landlord under the Lease); but if Tenant's Proportionate Share of the Operating Expenses in excess of the Base Operating Expenses for said Operating Year is greater than the estimated monthly operating escalation payments theretofore made on account of such period, Tenant shall make suitable payment to Landlord within the time set forth in paragraph (e) of this Section 9.2.

     g. Tenant acknowledges that if Landlord is not furnishing any particular work or service, the cost of which, if performed by Landlord, would be included in Operating Expenses, to any tenant who has undertaken to perform such work or service in lieu of the performance thereof by Landlord, Operating Expenses shall be deemed for purposes of determining Operating Expenses under this Section to be increased by an amount equal to the additional Operating Expenses which would reasonably have been incurred during such period by Landlord if it had at its own expense furnished such work or service to such tenant.

     h. Landlord shall maintain at all times during the term of this Lease, complete and accurate books of account and records prepared in accordance with generally accepted accounting principles with respect to Operating Expenses and Taxes and shall retain such books and records, as well as contracts, bills, vouchers and checks, and such other documents as are reasonably necessary to properly audit the Operating Expenses and Taxes. Upon reasonable notice from Tenant, Landlord shall make available for Tenant's inspection (or inspection performed by Tenant's accountant and/or consultants), Landlord's books and records relating to the Operating Expenses and Taxes for any year. If an audit, review or inspection by a Tenant or Tenant's accountant or consultant alleges an overbilling, Tenant may submit a claim for the overbilled amount to Landlord detailing the nature of the overbilling, and Landlord shall have thirty (30) days to pay such amount or contest the claim by giving notice thereof to Tenant. If Landlord's statement is determined to be in error, Landlord shall reimburse Tenant within thirty (30) days following such determination for any overpayment of Operating Expenses or Taxes. The parties will cooperate to reach agreement or submit the dispute to arbitration in Boston, Massachusetts before a single arbitrator under the Commercial Rules of the American Arbitration Association who shall render a written decision with factual findings and conclusions which shall be final and binding upon and enforceable by the parties. Reference to arbitration in this Lease shall be limited solely to a dispute under this Section 9.2h.

                                   ARTICLE X

                    INDEMNITY AND PUBLIC LIABILITY INSURANCE

  10.1 TENANT'S INDEMNITY. To the maximum extent this agreement may be made effective according to law, Tenant agrees to indemnify and save harmless Landlord from and against all claims of whatever nature arising from any act, omission or negligence of Tenant, or Tenant's contractors, licensees, invitees, agents, servants or employees, or arising from any accident, injury or damage whatsoever (other than as a result of Landlord's negligence or willful misconduct) caused to any person, or to the property of any person, occurring after the commencement of construction work by Tenant, and until the end of the Lease Term and thereafter, so long as Tenant is in occupancy of any part of the Premises, within the Premises, or arising from any accident, injury or damage occurring outside of the Premises, where such accident, damage or injury results or is claimed to have resulted from an act or omission on the part of Tenant or Tenant's agents, employees, independent contractors or invitees. In case Landlord or any other party so indemnified shall be made a party to any litigation commenced by or against Tenant, then Tenant shall protect and hold them harmless and shall pay all costs, expenses and reasonable attorney's fees incurred or paid by them in connection with such litigation.

This indemnity and hold harmless agreement shall include indemnity against all costs, expenses and liabilities incurred in or in connection with any such claim or proceeding brought thereon, and the defense thereof. Notwithstanding any other provisions of this Lease, the obligations of the Tenant pursuant to this Section, shall remain in full force and effect after the termination of this Lease until the expiration of the period stated in the applicable statute of limitations during which a claim, cause of action or prosecution relating to the matters herein described may be brought and the payment in full or the satisfaction of such claim, cause of action, or prosecution and the payment of all expenses and charges incurred by the Landlord, or its officers, partners, employees, servants or agents, relating to the enforcement of the provisions herein specified.

  10. PUBLIC LIABILITY INSURANCE. Tenant agrees to maintain in full force and effect from the date on which Tenant first enters the Premises for any reason, throughout the Lease Term, and thereafter so long as Tenant is in occupancy of the Premises, a policy of Comprehensive General Liability insurance in accordance with the broadest form of such coverage as is available from time to time in the jurisdiction in which the Premises are located. The minimum limits of liability of such insurance shall be $2 million per occurrence, Bodily Injury Liability (including death), and $500,000 pert occurrence, Property Damage Liability, or shall be for such higher limits, if directed by Landlord, as are customarily carried in that area in which the Building is located upon property similar to the Building reasonably or required by any lender of Landlord at any time during the Term or any Extended Term. Tenant further agrees that such insurance policy shall include Landlord as an additional named insured and shall contain a clause that the insurer will not cancel or change the insurance without first giving Landlord thirty (30 days' prior written notice. Furthermore, Tenant shall deliver to Landlord or its designated management company a copy of the policy or a certificate of insurance showing Landlord as named additional insured

  The policy shall also include, but shall not be limited to, the following extensions of coverage:

          a. Contractual Liability, covering Tenant's liability assumed under this Lease:

          b. Personal Injury Liability in the amount of $2 million annual aggregate, expressly deleting the exclusion relation to contractual assumptions of liability;

          c. Civil Assault and Battery Coverage.

Tenant further agrees to maintain a Workers' Compensation and Employers' Liability Insurance Policy. The limit of liability as respects Employers' Liability coverage shall be no less than $100,00 per accident.

Except for Workers' Compensation and Employers' Liability coverage, Tenant agrees that Landlord (and such other persons as are in privity of estate with Landlord as may be set out in notice from time to time) shall be named as additional insureds. Further, all policies shall be noncancelable and nonamendable with respect to Landlord and Landlord's said designees without thirty (30) days' prior written notice to Landlord. A Certificate of Insurance evidencing the above agreements shall be delivered to Landlord upon the execution of this lease and, in each instance, as and when amended, extended, renewed or replaced. A duplicate original, true copy, certified in writing to be so shall be given to Landlord upon request.

  10.3 TENANT'S RISK. To the maximum extent this agreement may be made effective according to law, Tenant agrees to use and occupy the Premises and to use such other portions of the Building as Tenant is herein given the right to use at Tenant's own risk; and Landlord shall have no responsibility or liability for any loss of or damage to fixtures or other personal property of Tenant for any reason whatsoever other than due to Landlord's negligence or willful misconduct. The provisions of this Section shall be applicable from and after the execution of this Lease and until the end of the Lease Term, and during such further period as Tenant may use or be in occupancy of any part of the Premises or of the Building.

  10.4 INJURY CAUSED BY THIRD PARTIES. To the maximum extent this agreement may be made effective according to law, Tenant agrees that Landlord shall not be responsible or liable to Tenant, or to those claiming by, through or under Tenant, for any loss or damage that may be occasioned by or through the acts or omissions of persons occupying adjoining premises or any part of the premises adjacent to or connecting with the Premises or any part of the Building, or otherwise or for any loss or damage resulting to Tenant or those claiming by, through or under Tenant, or its or their property, from latent defects, the breaking, bursting, stopping or leaking of electric cables and wires, water, gas, sewer or steam pipes, and from roof leaks and the like unless caused by Landlord's negligence or willful misconduct.

  10.5 FIRE AND HAZARD INSURANCE. The Landlord shall keep the Premises insured against loss or damage by fire, with the usual extended coverage endorsements and such other insurance as the then holder of any first mortgage which includes the Premises shall require, in amounts not less than eighty percent (80%) of the full replacement value thereof above foundation walls, with such deductibles as the Landlord deems advisable, but specifically excluding any property or improvements installed by or belonging to the Tenant.

  10.6 ADDITIONAL INSURANCE. The Tenant also agrees that it shall continuously keep its fixtures, merchandise (if any), equipment and other personal property from time to time located in, on or about the Premises, and all leasehold improvements to the Premises constructed or installed by the Tenant insured by reputable, duly licensed insurance companies against loss or damage by fire with the usual extended coverage endorsements. Within a reasonable time after the Lease Commencement Date, no less often than annually thereafter, and at any other time upon the reasonable request of the Landlord, the Tenant shall furnish to the Landlord evidence of such continuous insurance coverage reasonably satisfactory to the Landlord. It is understood and agreed that the Tenant assumes all risk of damage to its own property arising from any cause whatsoever, including, without limitation, loss by theft or otherwise, unless caused by Landlord's negligence or willful misconduct.

  10.7 ADDITIONAL RESTRICTIONS. Tenant further agrees that it will not keep, use, sell or offer for sale in or about the Premises, any article which may be prohibited by Landlord's or Tenant's fire insurance policy then in effect covering the Premises and/or the Building or any of its contents. In the event that Tenants occupancy causes any increases of premium of the fire and/or casualty insurance policy covering the Building or any part thereof above the rate for an office building, Tenant shall pay the additional premium on the fire and/or casualty insurance policy by reason thereof.

                                  ARTICLE XI

                         LANDLORD'S ACCESS TO PREMISES

  11.1 LANDLORD'S RIGHT OF ACCESS. Landlord shall have the right, upon reasonable notice to Tenant, except in the event of an emergency, to enter the Premises at all reasonable business hours and after normal business hours for the purpose of inspecting or making repairs to the same, and Landlord shall also have the right to make access available upon reasonable notice to the Tenant, except in the event of an emergency, at all reasonable hours to prospective or existing mortgagees or purchasers of any part of the Building.

  11.2 EXHIBITION OF SPACE TO PROSPECTIVE TENANTS. For a period of nine (9) months prior to the expiration of the Lease Term, Landlord may have reasonable access to the Premises at all reasonable hours for the purpose of exhibiting, the same to prospective tenants, and may post suitable notice on the Premises advertising the same for rent.

                                  ARTICLE XII

                             DAMAGE AND DESTRUCTION

  12.1 NOTICE. Tenant shall give prompt notice to Landlord in case of fire or accidents in the Premises or of defects therein or in any fixtures or equipment. However, such notices, or any occurrence giving rise thereto, shall not impose any duty on Landlord except as otherwise expressly provided herein.

If the Premises or the Building, are damaged by fire or other insured casualty, Landlord will give Tenant notice of the number of days Landlord expects will be needed to repair such damage, as determined by Landlord, and the election

(if any) which Landlord has made according to this Article XII. Such notice will be given on or before the thirtieth (30th) day (the "Notice Date") after the fire or other insured casualty.

  12.2 DESTRUCTION OF BUILDING OR PREMISES. If the Premises or the Building are damaged by fire or other insured casualty to an extent which may be repaired within one hundred twenty (120) days after the Notice Date, Landlord will repair the damage with reasonable diligence, and will use reasonable diligence to do so within one hundred twenty (120) days after the Notice Date. Landlord reserves the right to extend such date for completion of said repairs for one (1) thirty
(30) day extension if the Landlord is diligently pursuing repairs to the Building or Premises and is unable to complete said repairs within one hundred twenty (120) days. If, at the expiration of the thirty (30) day extension Landlord has not completed the necessary repairs, then Landlord will advise Tenant in writing of the time needed to complete said repairs. Tenant shall have the option to terminate by giving written notice to Landlord, within seven
(7) days of the end of the extension period, of its intention to terminate. If Tenant does not terminate in accordance with the process hereinbefore set forth, then Tenant shall have waived its right to terminate this Lease under this
Section 12.2. In that event, this Lease will continue in full force and effect except that Rent will be abated on a pro rata basis based on the rentable area of the Premises of which use Tenant is deprived during the Repair Period from the date of the fire or other insured casualty until the date that the Landlord shall have substantially restored the Building and/or Premises (exclusive of any of Tenant's fixtures, furnishings, equipment and the like or work performed therein by Tenants) to substantially the condition in which the Building and/or Premises were in prior to such damage (the "Repair Period").

If the Premises or the Building are damaged by fire or other insured casualty to an extent which may not be repaired within one hundred twenty (120) days after the Notice Date but may be repaired within one hundred fifty (150) days after the Notice Date, then, at Landlord's option, Landlord will repair such damage with reasonable diligence, and in all events within one hundred fifty (150) days after the Notice Date. Landlord reserves the right to extend the date for completion of said repairs for one (1) thirty (30) day extension if the Landlord is diligently pursuing repairs to the Building or Premises and is unable to complete said repairs within one fifty (50) days. If, at the expiration of the thirty (30) day extension Landlord has not completed the necessary repairs, then Landlord will advise Tenant in writing of the time needed to complete said repairs. Tenant shall have the option to terminate by giving written notice to Landlord within seven (7) days of the end of the extension period of its intention to terminate. If Tenant does not terminate in accordance with the process hereinbefore set forth, then Tenant shall have waived its right to terminate this Lease under this Section 12.2. If Landlord elects to repair such damage, Rent will be abated on a pro rata basis during the Repair Period based on the rentable area of the Premises of which Tenant is deprived during the Repair Period. If Landlord does not elect to repair such damage, this Lease will terminate on the Notice Date, and Rent will be abated on a pro rata basis based on the rentable area of the Premises of which use Tenant is deprived during the Repair Period from the date of the fire or other insured casualty until the Notice Date based on the usable area of the Premises of which use Tenant is deprived until the Notice Date.

If the Premises or the Building are damaged by fire or other insured casualty to an extent which may not be repaired within one hundred fifty (150) days after the commencement of repair, as reasonably determined by Landlord, then (i) Landlord may cancel this Lease as of the date of such damage by written notice given to Tenant on or before the Notice Date, or (ii) Tenant may cancel this Lease by written notice given to Landlord within ten (10) days after Landlord's delivery of a notice that the repairs cannot be made within such one hundred fifty (150) day period. If neither Landlord nor Tenant so elects to cancel this Lease within the prescribed periods, Landlord will repair the Building and Premises with reasonable diligence and Rent will be abated on a pro rata basis during the Repair Period based on the rentable area of the Premises of which use Tenant is deprived during the Repair Period. So long as Landlord is making diligent efforts to make said repairs to the Building and/or Premises, Landlord may extend the date for completion of the necessary repairs for one (1) thirty
(30) day extension period. If, at the expiration of the thirty (30) day extension Landlord has not completed the necessary repairs, then Landlord will advise Tenant in writing of the time needed to complete said repairs. Tenant shall have the option to terminate by giving written notice to Landlord within seven (7) days of the end of the extension period of its intention to terminate. If Tenant does not terminate in accordance with the process hereinbefore set forth, then Tenant shall have waived its right to terminate this Lease under this Section 12.2.

If the Premises or the Building are damaged by any uninsured casualty, Landlord will have the option to repair such damage with reasonable diligence or cancel this Lease as of the date of such casualty by written notice to the Tenant on or before the Notice Date. If Landlord elects to repair such damage, Rent will be abated on a pro rata basis from the date of the uninsured casualty until the repair of such damage is completed based on the Rentable area of the Premises of which Tenant is deprived during such Repair Period. If, pursuant to the reasonable estimation of Tenant, the repairs elected to be performed by Landlord pursuant to this Section 12.2 of this Article XII will exceed one hundred fifty
(150) days, then Tenant will have the right to terminate this Lease as of the Notice Date. If Tenant so elects to terminate this Lease, Rent will be abated on a pro rata basis from the uninsured casualty until the Notice Date based on the Rentable area of Premises of which use Tenant is deprived until the Notice Date. If any such damage by fire or other casualty is the result of the willful conduct or negligence or failure to act of Tenant, its agents, contractors, employees or invitees, there will be no abatement of Rent as otherwise provided for in this Article XII.

In the event Landlord, in its sole judgment, determines that restoration of the entire Building or Premises is not practical, Landlord will give notice to Tenant on or prior to the Notice Date of said casualty which notice shall specify Landlord's intent not to repair the Building or Premises and this Lease will terminate on the Notice Date, and Rent will be abated on a pro rata basis from the date of the fire or other insured casualty until the Notice Date based on the rentable area of the Premises of which use Tenant is deprived until the Notice Date.

In no event shall Landlord be obligated in connection with the restoration of the Premises, as aforesaid, to expend an amount in excess of the proceeds of insurance recovered with respect thereto. In the event the Premises shall be damaged by fire or other casualty resulting from the act or neglect of Tenant, its agents, contractors, employees or invitees, and this Lease shall not be terminated by Landlord as a result of such damage, Tenant shall not be released from any of its obligations hereunder including, without limitation, its duty to pay the Annual Base Rent and the Additional Rent payable by Tenant under Article VIII hereof without abatement or reduction.

                                 ARTICLE XIII

                                EMINENT DOMAIN

  13.1 GENERAL. If all or substantially all of a portion ["substantially all" hereby defined to mean fifty-one percent (51 %) or more of the rentable area] of the Premises are taken by exercise of the power of eminent domain (or conveyed by Landlord in lieu of such exercise), this Lease will terminate on a date (the "Termination Date") which is the earlier of the date upon which the condemning authority takes possession of the Premises or the date on which title to the Premises is vested in the condemning authority, and from and after the Termination Date, Tenant's obligation to pay rent under this Lease will cease.

If less than a substantial portion of the Premises is so taken, but such taking is of at least one third (1/3) of the rentable area of the Premises, Tenant will have the right to cancel this Lease by written notice to Landlord given within twenty (20) days after the Termination Date. If all or substantially all of the Project is so taken, Landlord may cancel this Lease by written notice to Tenant given within thirty (30) days after the termination date. In the event of any such taking, the entire award will be paid to Landlord and Tenant will have no right or claim to any part of such award; provided, however, that Tenant will have a right to assert a claim against the condemning authority in a separate action for Tenant's relocation expenses and so long as Landlord's award is not reduced by such claim. The termination of this Lease pursuant to this Article XIII will not affect the rights of either Landlord or Tenant to such awards.

In the event that less than all or substantially all of the Premises are taken by exercise of the power of eminent domain and, if 13.2 is applicable, Tenant shall not have exercised its right to terminate thereunder, and in the Landlord's sole determination it is practical to repair the remaining Premises for occupancy by Tenant, including parking areas necessary for occupancy by the Tenant as provided herein, Landlord shall notify Tenant within thirty (30) days of the Termination Date of the extent of the Premises to remain subject to this Lease and shall within one hundred fifty (150) days following said notice to Tenant complete any repairs or restoration determined necessary by Landlord. The Annual Base Rent and Additional Rent shall abate to the extent of reduction of the Premises due to the taking and during the time a portion, if any, of the remaining Premises are rendered untenantable, in such proportion as the portion rendered untenable bears to the total.

If the taking agency takes only the right to possession of the Premises for a fixed period of time or for the duration of an emergency or other temporary condition (in any case, not to exceed six (6) months), then, notwithstanding anything above provided, this Lease shall continue in full force and effect and Annual Base Rent and Additional Rent shall be abated based on the extent and term the Premises or any part thereof shall be unavailable.

  13.2 AWARD. Landlord shall have and hereby reserves and accepts, and Tenant hereby grants and assigns to Landlord, all rights to recover for damages to the Building, the Land, and the leasehold interest hereby created, and to compensation accrued or hereafter to accrue by reason of such taking, damage or destruction, as aforesaid, and by way of confirming the foregoing, Tenant hereby grants and assigns, and covenants with Landlord to grant and assign to Landlord all rights to such damages or compensation. Nothing contained herein shall be construed to prevent Tenant from prosecuting in any condemnation proceedings a claim for the value of any Tenant's usual trade fixtures installed in the Premises by Tenant at Tenant's expense and for relocation expenses, provided that such action shall not affect the amount of compensation otherwise recoverable by Landlord from the taking authority.

                                  ARTICLE XIV

                              LANDLORD'S REMEDIES

  14.1 EVENTS OF DEFAULT. Any one of the following shall be deemed to be an "Event of Default":

     a. Failure on the part of Tenant to pay Annual Base Rent, Additional Rent or other charges for which provision is made herein on or before the date on which the same become due and payable and such failure continues for ten (10) days after Landlord has sent to Tenant notice of such default.

        However, if: (i) Landlord shall have sent to Tenant two (2) notices of such default, even though the same shall have been cured and this Lease not terminated; and (ii) during the twelve (12) month period in which said notice of default has been sent by Landlord to Tenant, Tenant thereafter shall default in any monetary payment - the same shall be deemed to be an Event of Default upon Landlord giving Tenant written notice thereof, without the ten (10) day grace period set forth above.

     b. With respect to a non-monetary default under this Lease, failure of Tenant to cure the same within thirty (30) days following notice from Landlord to Tenant of such default unless such default is not reasonably capable of being cured within such thirty (30) day period, in which event Tenant will not be in default so long as Tenant promptly commences to cure such failure and thereafter diligently prosecutes such cure to completion. Notwithstanding the thirty (30) day cure period provided in the preceding sentence, Tenant shall be obligated to commence forthwith and to complete as soon as possible the curing of such default; and if Tenant fails so to do, the same shall be deemed to be an Event of Default.

        However, if: (i) Landlord shall have sent to Tenant two (2) notices of such default, even though the same shall have been cured and this Lease not terminated; and (ii) during the twelve (12) month period in which said notice of default has been sent by Landlord to Tenant, Tenant thereafter shall default in such non-monetary matter - the same shall be deemed to be an Event of Default upon Landlord giving the Tenant written notice thereof, and Tenant shall have no grace period within which to cure the same.

     c. The occurrence of any of the following events: (i) the estate hereby created being taken on execution or by attachment or trustee process or other process of law and not dismissed within sixty (60) days; (ii) the filing by Tenant being judicially declared bankrupt or insolvent according to law; (iii) an assignment being made of the property of Tenant for the benefit of creditors; (iv) a receiver, guardian, conservator, trustee in involuntary bankruptcy or other similar officer being appointed to take charge of all or any substantial part of Tenant's property by a court of competent jurisdiction; (v) a petition being filed by Tenant for the reorganization of Tenant or under any other chapter or provisions of the Bankruptcy Act now or hereafter enacted; or (vi) an involuntary petition under the Bankruptcy Act filed which shall not have been dismissed within sixty (60) days.

     d. Execution by Tenant of an instrument purporting to assign Tenant's interest under this Lease or sublet the whole or a portion of the Premises to a third party without Tenant having first obtained Landlord's prior express written consent to said assignment or subletting.

  14.2 REMEDIES. Should any Event of Default occur then, notwithstanding any license of any former breach of covenant or waiver of the benefit thereof or consent in a former instance, Landlord lawfully, in addition to any remedies otherwise available to Landlord, immediately or at any time thereafter, and without demand or notice, may enter into and upon the Premises or any part thereof in the name of the whole and repossess the same as of Landlord's former estate, and expel Tenant and those claiming, by, through or under it and remove its or their effects (forcibly if necessary) without being deemed guilty of any manner of trespass, and without prejudice to any remedies which might otherwise be used for arrears of rent or preceding breach of covenant and/or Landlord may send notice to Tenant terminating the Term of this Lease; and upon the first to occur of: (i) entry as aforesaid; or (ii) the fifth (5th) day following the mailing of such notice of termination, the Term of this Lease shall terminate, but Tenant shall remain liable for all damages as provided for herein.

  14.3 TENANT'S OBLIGATIONS/LANDLORD'S RIGHTS. Tenant covenants and agrees, notwithstanding any termination of this Lease as aforesaid or any entry or re-entry by Landlord, whether by summary proceedings, termination, or otherwise, to pay and be liable for on the days originally fixed herein for the payment thereof, amounts equal to the several installments of Annual Base Rent and other charges reserved as they would become due under the terms of this Lease if this Lease had not been terminated or if Landlord had not entered or re-entered, as aforesaid, and whether the Premises be relet or remain vacant, in whole or in part, or for a period less than the remainder of the Term, or for the whole thereof; but in the event the Premises be relet by Landlord, Tenant shall be entitled to a credit in the net amount of rent received by Landlord in reletting, after deduction of all reasonable expenses incurred in reletting the Premises (including, without limitation, remodeling costs, brokerage fees, attorneys' fees and the like), and in collecting the rent in connection therewith. It is specifically understood and agreed that Landlord shall be entitled to take into account in connection with any reletting of the Premises all relevant factors which would be taken into account by a sophisticated developer in securing a replacement tenant for the Premises, such as, but not limited to, the first class quality of the Building and the financial responsibility of any such replacement tenant. Landlord agrees to use reasonable efforts to mitigate its damages in the Event of Default on the part of the Tenant. Landlord will not be required to place special emphasis on the Premises in any reletting program or to lease the Premises prior to leasing any other space in the Building. As an alternative, at the election of Landlord at any time, including after the Landlord has instituted reletting or the monthly collection of Tenant's installments of Annual Base Rent and other charges as provided under this Lease, Tenant will upon such termination pay to Landlord, as damages, such a sum as at the time of such termination represents the amount of the excess, if any, of the present value (calculated at the prime rate) of the total rent and other benefits which would have accrued to Landlord under this Lease for the remainder of the Lease Term if the lease terms had been fully complied with by Tenant over and above the then cash rental value (in advance) of the Premises for the balance of the Term. For purposes of this Article, if Landlord elects to require Tenant to pay damages in accordance with immediately preceding sentence, the total rent shall be computed by assuming that Tenant's Proportionate Share of Taxes in excess of the Base Tax Amount and Tenant's Proportionate Share of the Operating Expenses in excess of the Base Operating Expenses would be, for the balance of the unexpired term, the amount thereof (if any), respectively, for the immediately preceding Tax Period or fiscal year, as the case may be, payable by Tenant to Landlord. All calculations necessary to determine the amounts due from Tenant to Landlord shall be performed by Landlord and may be amended by Landlord for error or incompleteness. The computations shall relate to all periods of time, including prior periods in which Tenant shall not have made payments of Annual Base Rent and other charges as provided under this Lease and shall be binding upon Tenant in all respects absent manifest error.

If this Lease shall be guaranteed on behalf of Tenant, all of the foregoing provisions of this Article with respect to insolvency, assignment for the benefit of creditors, bankruptcy of Tenant, etc., shall be deemed to read "Tenant or the guarantor hereof.

In the event of any breach or threatened breach by Tenant of any of the agreements, terms, covenants or conditions contained in this Lease, Landlord

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

shall be entitled to enjoin such breach or threatened breach and shall have the right to invoke any right or remedy allowed at law or in equity or by statute or otherwise as though reentry, summary proceedings, and other remedies were not provided for in this Lease.

Each right and remedy of Landlord provided for in this Lease shall be cumulative and shall be in addition to every other right or remedy provided for in this Lease not now or hereafter existing at law or in equity or by statute or otherwise, and the exercise or beginning of the exercise by Landlord of any one or more of the rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by Landlord of any or all other rights or remedies provided for in this Lease or now or hereafter existing at law or in equity or by statute or otherwise.

If any payment of rent or any other payment payable hereunder by Tenant to Landlord shall not be paid when due, the same shall bear interest from the date when the same was payable until the date paid at the lesser of (a) eighteen percent (18%) per annum, compounded monthly, or (b) the highest lawful rate of interest which Landlord may charge to Tenant without violating any applicable law. Such interest shall constitute Additional Rent payable hereunder and be payable upon demand therefor by Landlord.

Without limiting any of Landlord's rights and remedies hereunder, and in addition to all other amounts Tenant is otherwise obligated to pay, it is expressly agreed that Landlord shall be entitled to recover from Tenant all costs and reasonable expenses, including reasonable attorneys' fees incurred by Landlord in enforcing this Lease from and after Tenant's default.

  14.4 LANDLORD'S DEFAULT. Landlord shall in no event be in default in the performance of any of Landlord's obligations hereunder unless and until Landlord shall have failed to perform such obligations within thirty (30) days, or such additional time as is reasonably required to correct any such default, after written notice by Tenant to Landlord properly specifying wherein Landlord has failed to perform any such obligation

                                  ARTICLE XV

                            MISCELLANEOUS PROVISIONS

  15.1 EXTRA HAZARDOUS USE. Tenant covenants and agrees that Tenant will not do or permit anything to be done in or upon the Premises, or bring in anything or keep anything therein which shall increase the rate of insurance on the Premises or on the Building above the standard rate applicable to premises being occupied for the use to which Tenant has agreed to devote the Premises;

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

and Tenant further agrees that in the event that Tenant shall do any of the foregoing, Tenant will promptly pay to Landlord, on demand, any such increase resulting therefrom which shall be due and payable as Additional Rent hereunder.

  15.2 WAIVER. Failure on the part of Landlord or Tenant to complain of any action or nonaction on the part of the other, no matter how long the same may continue, shall never be a waiver by Tenant or Landlord, respectively, of any of their fights hereunder. Further, no waiver at any time of any of the provisions hereof by Landlord or Tenant shall be construed as a waiver of any of the other provisions hereof, and a waiver at any time of any of the provisions hereof shall not be construed as a waiver at any subsequent time of the same provisions. The consent or approval of Landlord or Tenant to or of any action by the other requiring such consent or approval shall not be construed to waive or render unnecessary Landlord's or Tenant's consent or approval to or of any subsequent similar act by the other.

No payment by Tenant or acceptance by Landlord of a lesser amount than shall be due from Tenant to Landlord shall be treated otherwise than as a payment on account. The acceptance by Landlord of a check for a lesser amount with an endorsement or statement thereon, or upon any letter accompanying such check that such lesser amount is payment in full, shall be given no effect, and Landlord may accept such check without prejudice to any other rights or remedies which Landlord may have against Tenant. In no event shall Tenant ever be entitled to receive interest upon, or any payments on account of earnings or profits derived from any payments hereunder by Tenant to Landlord.

  15.3 COVENANT OF QUIET ENJOYMENT. Tenant, subject to the terms and provisions of this Lease, upon payment of the Annual Base Rent and other charges due hereunder and the observing, keeping and performing of all of the terms and provisions of this Lease on Tenant's part to be observed, kept and performed, shall lawfully, peaceably and quietly have, hold, occupy and enjoy the Premises during the Term hereof, without hindrance or ejection by any persons lawfully claiming under Landlord to have title to the Premises superior to Tenant; the foregoing covenant of quiet enjoyment is in lieu of any other covenant, expressed or implied; and it is understood and agreed that this covenant and any and all other covenants of Landlord contained in this Lease shall be binding upon Landlord and Landlord's successors only with respect to breaches occurring during Landlord's and Landlord's successors' respective ownership of Landlord's interest hereunder. Further, Tenant specifically agrees to look solely to Landlord's then equity interest in the Building and Land at the time owned, or in which Landlord holds an interest as ground lessee, for recovery of any judgment from Landlord; it being specifically agreed that Landlord (original or successor), its employees, officers, directors, managers,

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

shareholders, equity holders, agents, managers and attorneys and their respective successors and assigns ("additional persons") shall never be personally liable for any such obligations or judgment, or for the payment of any monetary obligation to Tenant. The provision contained in the foregoing sentence is not intended to, and shall not limit any right that Tenant might otherwise have to obtain injunctive relief against Landlord or Landlord's successors in interest, or any action not involving the personal liability of Landlord (original or successor) and the additional persons to respond in monetary damages from Landlord's assets other than Landlord's equity interest aforesaid in the Building and Land. With respect to any services, including, without limitation, heat, air-conditioning or water to be furnished by Landlord to Tenant, or obligations to be performed by Landlord hereunder, Landlord shall in no event be liable for failure to furnish or perform the same when (and the date for performance of the same shall be postponed so long as Landlord is) prevented from doing so by strike, lockout, breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of reasonable diligence to obtain supplies, parts or employees necessary to furnish such services, or perform such obligations or because of war or other emergency, or for any cause beyond Landlord's reasonable control, or for any cause due to any act or neglect of Tenant or Tenant's servants, agents, employees, licensees, invitees or any person claiming by, through or under Tenant. In the event of an interruption of services to the Premises, if Tenant provides Landlord notice describing such interruption and if such interruption is (i) not due to any act or omission of Tenant or any agent, contractor, employee or invitee of Tenant; and (ii) of such substantial or serious nature that the Premises are rendered unusable by Tenant as a result thereof for more than five (5) business days after Landlord's receipt of such notice, the Annual Base Rent shall be equitably abated as of the fifth (5th) business day. In no event shall Landlord ever be liable to Tenant for any indirect, special or consequential damages suffered by Tenant from whatever cause.

  15.4 NOTICE TO MORTGAGEE AND GROUND LESSOR. After receiving notice from any person, firm or other entity that it holds a mortgage which includes the Premises as part of the mortgaged premises, or that it is the ground lessor under a lease with Landlord, as ground lessee, which includes the Premises as part of the demised premises, no notice from Tenant to Landlord shall be effective unless and until a copy of the same is given to such holder or ground lessor, and the curing of any of Landlord's defaults by such holder or ground lessor shall be treated as performance by Landlord. For the purposes of this
Section 15.4, Section 15.5 or Section 15.14, the term "mortgage" includes a mortgage on a leasehold interest of Landlord (but not one on Tenant's leasehold interest).

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

  15.5 ASSIGNMENT OF LEASES AND RENTS. With reference to any assignment by Landlord of Landlord's interest in this Lease, or the rents payable hereunder, conditional in nature or otherwise, which assignment is made to the holder of a mortgage or ground lease on property which includes the Premises. Tenant agrees:

     a. that the execution thereof by Landlord, and the acceptance thereof by the holder of such mortgage, or the ground lessor, shall never be treated as an assumption by such holder or ground lessor of any of the obligations of Landlord hereunder, unless such holder or ground lessor shall, by notice sent to Tenant, specifically otherwise elect; and

     b. that, except as aforesaid, such holder or ground lessor shall be treated as having assumed Landlord's obligations hereunder only upon foreclosure of such holder's mortgage and the taking of possession of the Premises, or in the case of a ground lessor, the assumption of Landlord's position hereunder by such ground lessor. In no event shall the acquisition of title to the Building and the Land or a portion thereof on which the Building is located by a purchaser which, simultaneously therewith, leases the entire Building or such land back to the seller thereof, be treated as an assumption by operation of law or otherwise of Landlord's obligations hereunder, but Tenant shall look solely to such seller-lessee, and its successors from time to time in title, for performance of Landlord's obligations hereunder. In any such event, this Lease shall be subject and subordinate to the lease to such seller. For all purposes such seller-lessee, and its successors in title, shall be the landlord hereunder unless and until Landlord's position shall have been assumed by such purchaser-lessor.

  15.6 MECHANIC'S LIENS. Tenant agrees immediately to discharge (either by payment or by the filing of the necessary bond, or otherwise) any mechanics', materialmen's or other lien against the Premises and/or Landlord's interest therein, which liens may arise out of any payment due for, or purported to be due for, any labor, services, materials, supplies or equipment alleged to have been furnished to or for Tenant in, upon or about the Premises.

  15.7 NO BROKERAGE. Landlord and Tenant each warrants and represents that it has dealt with no other broker in connection with the consummation of this Lease, other than Neelon ("Tenant's Broker") and Fallon, Hines & O'Connor ("Landlord's Broker"), and in the event of any brokerage claims, other than by Neelon or Fallon, Hines & O'Connor, predicated upon prior dealing with Landlord or Tenant, the party breaching such warranties agrees to defend the same and indemnify and hold harmless the non-breaching party against any such claims and the costs and expenses, including attorneys' fees, arising therefrom. Landlord shall pay the commission due to Tenant's broker and Landlord's broker.

  15.8 INVALIDITY OF PARTICULAR PROVISIONS. If any term or provision of this Lease or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Lease, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Lease shall be valid and enforceable to the fullest extent permitted by law.

  15.9 PROVISIONS BINDING, ETC. Except as herein otherwise provided, the terms hereof shall be binding upon and shall inure to the benefit of the successors and assigns, respectively, of Landlord and Tenant and, if Tenant shall be an individual, upon and to his heirs, executors, administrators, successors and assigns. If two or more persons are named as Tenant herein, each of such persons shall be jointly and severally liable for the obligations of the Tenant hereunder, and Landlord may proceed against any one without first having commenced proceedings against any other of them. Each term and each provision of this Lease to be performed by Tenant shall be construed to be both a covenant and a condition. The reference contained to successors and assigns of Tenant is not intended to constitute a consent to assignment by Tenant, but has reference only to those instances in which Landlord may later give consent to a particular assignment as required by those provisions of Article V hereof.

  15.10 RECORDING. Tenant agrees not to record the within Lease, but each party hereto agrees, on the request of the other, to execute a so-called memorandum of lease or short form lease in form recordable and complying with applicable law and reasonably satisfactory to Landlord's attorneys. In no event shall such document set forth the rent or other charges payable by Tenant under this Lease; and any such document shall expressly state that it is executed pursuant to the provisions contained in this Lease and is not intended to vary the terms and conditions of this Lease.

  15.11 NOTICES. Whenever, by the terms of this Lease, notice shall or may be given either to Landlord or to Tenant, such notice shall be in writing and shall be delivered in hand or sent by registered or certified mail, postage prepaid or nationally recognized, receipted, overnight delivery service or facsimile transmission followed by an original writing delivered, mailed or sent as aforesaid:

If intended for Landlord, addressed to Landlord at the address set forth in
Section 1.2 of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Landlord by like notice) and a copy to

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

Roche, Carens & DeGiacomo, P.C., 99 High Street, 20th Floor, Boston, Massachusetts 02110, Attention Frank M. Capezzera.

If intended for Tenant, addressed to Tenant at the address set forth in Section
1.2 of this Lease (or to such other address or addresses as may from time to time hereafter be designated by Tenant by like notice) and a copy to Hale and Dorr, LLP, 60 State Street, Boston, MA 02109, Attn: Jeffrey A. Hermanson.

All such notices shall be effective when delivered in hand, or when deposited in the United States mail within the continental United States provided that the same are received in the ordinary course at the address to which the same were sent. Any party or person entitled to notice may change the address therefor giving notice to all parties or persons as provided herein.

  15.12 WHEN LEASE BECOMES BINDING. Employees or agents of Landlord have no authority to make or agree to make a lease or any other agreement or undertaking in connection herewith. The submission of this document for examination and negotiation does not constitute an offer to lease, or a reservation of, or option for, the Premises, and this document shall become effective and binding only upon the execution and delivery hereof by both Landlord and Tenant. All negotiations, considerations, representations and understandings between Landlord and Tenant are incorporated herein and may be modified or altered only by written agreement between Landlord and Tenant, and no act or omission of any employee or agent of Landlord shall alter, change or modify any of the provisions hereof

  15.13 PARAGRAPH HEADINGS. The paragraph headings throughout this instrument are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this Lease.

  15.14 RIGHTS OF MORTGAGEE. It is understood and agreed that the rights and interests of Tenant under this Lease shall be subject and subordinate to any mortgages or deeds of trust that may hereafter be placed upon the Building and/or the Land, and to any and all advances to be made thereunder, and to the interest thereon, and all renewals, modifications, replacements and extensions thereof, if the mortgagee or trustee named in said mortgages or deeds of trust shall elect by notice delivered to Tenant to subject and subordinate the rights and interest of Tenant under this Lease to the lien of its mortgage or deed of trust; it is further agreed that any mortgagee or trustee may elect to give the rights and interest of Tenant under this Lease priority over the lien of its mortgage or deed of trust. In the event of either such election, and upon notification by such mortgagee or trustee to Tenant to that effect, the rights and interest of Tenant under this Lease shall be deemed to be subordinate to, or to have priority over, as the case may be, the lien of said mortgage or deed of trust, whether this Lease is dated prior to or subsequent to the date of said mortgage or deed of trust. Tenant shall execute and deliver whatever instruments may be required for such purposes, and in the event Tenant fails so to do within ten (10) days after demand in writing, Tenant does hereby make, constitute and irrevocably appoint Landlord as its attorney-in-fact coupled with an interest and given as security and in its name, place and stead so to do. In the event that any holder or prospective holder of any mortgage which includes the Premises as part of the mortgaged premises, shall request any modification of any of the provisions of this Lease, other than a provision directly related to the rents payable hereunder, the duration of the term hereof, or the size, use or location of the Premises, or Tenant's subletting and assignment rights, Tenant agrees that Tenant will enter into a written agreement in recordable form with Landlord or such holder or prospective holder which shall effect such modification and provide that such modification shall become effective and binding upon Tenant and shall have the same force and effect as an amendment to this Lease for all purposes. Tenant hereby appoints such holder as Tenant's attorney-in-fact as aforesaid to execute any such modification upon default of Tenant in complying with such holder's request.

  15.15 STATUS REPORT. Recognizing that both parties may find it necessary to establish to third parties, such as accountants, banks, mortgagees or the like, the then current status of performance hereunder, either party, on the request of the other made from time to time, will promptly furnish to Landlord, or the holder of any mortgage encumbering the Premises, or to Tenant, as the case may be, a statement of the status of any matter pertaining to this Lease, including, without limitation, acknowledgments that (or the extent to which) each party is in compliance with its obligations under the terms of this Lease.

  15.16 SECURITY DEPOSIT; TENANT'S FINANCIAL CONDITION. If, in Section 1.2 hereof, a security deposit is specified, Tenant agrees that the same will be paid upon execution and delivery of this Lease, and that Landlord shall hold the same, throughout the term of this Lease, as security for the performance by Tenant of all obligations on the part of Tenant to be kept and performed. Landlord shall have the right from time to time without prejudice to any other remedy Landlord may have on account thereof, to apply such deposit, or any part thereof, to Landlord's damages arising from any default on the part of Tenant. Tenant not then being in default, Landlord shall return the deposit, or so much thereof as shall not have theretofore been applied in accordance with the terms of this Section 15.16 to Tenant on the expiration or earlier termination of the Lease Term and surrender of possession of the Premises by Tenant to Landlord at such time. While Landlord holds such deposit, Landlord shall pay interest on the same and shall keep said deposit in a separate account. If Landlord conveys Landlord's interest under this Lease, the deposit or any part thereof, including the interest, not previously applied may be turned over by Landlord to Landlord's grantee, and if so turned over, Tenant agrees to look solely to such grantee for proper application of the deposit in accordance with the terms of this Section 15.16 and the return thereof in accordance herewith.

Neither the holder of a mortgage nor the lessor in a ground lease of property which includes the Premises shall ever be responsible to Tenant for the return or application of any such deposit, whether or not it succeeds to the position of Landlord hereunder, unless such deposit shall have been received in band by such holder or ground lessor.

Tenant warrants and represents that all information furnished to Landlord or Landlord's representatives in connection with this Lease are true and correct and in respect of the financial condition of Tenant, properly reflect the same without material adverse change, as of the date hereof. Upon Landlord's demand, which may be made no more often than semi-annually, Tenant shall furnish to Landlord, at Tenant's sole cost and expense, then current financial statements of Tenant, audited (if audited statements have been recently prepared on behalf of Tenant, or otherwise certified as being true and correct by the chief financial officer of Tenant).

  15.17 ADDITIONAL REMEDIES OF LANDLORD. Landlord shall have the right, but shall not be required to do so, to pay such sums or do any act which requires the expenditure of monies which may be necessary or appropriate by reason of the failure or neglect of Tenant to perform any of the provisions of this Lease, and in the event of the exercise of such right by Landlord, Tenant agrees to pay to Landlord forthwith upon demand all such sums; and if Tenant shall default in such payment within fifteen (15) days of such demand, Landlord shall have the same rights and remedies as Landlord has hereunder for the failure of Tenant to pay the Annual Base Rent.

Except as otherwise set forth herein, any obligations of Tenant as set forth herein (including, without limitation, rental and other monetary obligations, repair obligations and obligations to indemnify Landlord), shall survive the expiration or earlier termination of this Lease, and Tenant shall immediately reimburse Landlord for any expense incurred by Landlord in curing Tenant's failure to satisfy any such obligation (notwithstanding the fact that such cure might be effected by Landlord following the expiration or earlier termination of this Lease).

  15.18 HOLDING OVER. Any holding over by Tenant after the expiration of the Lease Term shall be treated as a tenancy at sufferance at one hundred fifty percent (150%) of the Annual Base Rent and Additional Rent herein provided to be paid during the last twelve (12) months of the Lease Term (prorated on a

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

daily basis) and shall otherwise be on the terms and conditions set forth in this Lease, as far as applicable.

  15.19 NON-SUBROGATION. Insofar as, and to the extent that, the following provision may be effective without invalidating or making it impossible to secure insurance coverage obtainable from responsible insurance companies doing business in the locality in which the Premises are located (even though extra premium may result therefrom): Landlord and Tenant mutually agree that, with respect to any hazard which is covered by insurance then being carried by them, respectively, the one carrying such insurance and suffering such loss releases the other of and from any and all claims with respect to such loss; and they further mutually agree that their respective insurance companies shall have no right of subrogation against the other on account thereof. In the event that extra premium is payable by either party as a result of this provision, the other party shall reimburse the party paying such premium the amount of such extra premium. If, at the request of one party, this release and non-subrogation provision is waived, then the obligation of reimbursement shall cease for such period of time as such waiver shall be effective, but nothing contained in this Section 15.19 shall derogate from or otherwise affect releases elsewhere herein contained of either party for claims.

  15.20 RELOCATION OF PREMISES. Tenant acknowledges that from time to time Landlord may desire to relocate Tenant to other portions of the Building in order to incorporate all or a portion of the Premises in portions of the Building to be leased to tenants other than Tenant. Tenant further acknowledges that restrictions on the right of Landlord to effect such a relocation would cause substantial damage to Landlord in the leasing of the Building. Accordingly, Tenant specifically acknowledges that Landlord shall have the right to substitute for the Premises demised under this Lease other space of approximately the same size in the Building provided that Landlord, at Landlord's sole cost and expense, shall place such other space in substantially the same condition as the Premises are then in and shall pay all moving costs including phone system, computer cabling and new letter head, if the address on the letter head changes with the relocation. In the event Landlord desires Tenant to make such relocation, Landlord shall give written notice thereof to Tenant at least forty-five (45) days prior to the date on which Tenant shall effect such relocation. Tenant agrees that upon notice from Landlord that the substitute premises have been substantially completed, Tenant shall relocate to the substitute premises furnished by Landlord and deliver occupancy of the Premises to Landlord within thirty (30) days thereof and shall enter into a suitable amendment of this Lease to reflect Tenant's occupancy of the substitute premises.

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

  15.21 GOVERNING LAW. This Lease shall be governed exclusively by the provisions hereof and by the laws of the Commonwealth of Massachusetts as the same may from time to time exist.

  15.22 DEFINITION OF ADDITIONAL RENT. Without limiting any other provision of this Lease, it is expressly understood and agreed that Tenant's participation in Taxes, Operating Expenses, and all other charges which Tenant is required to pay hereunder, together with all interest and penalties that may accrue thereon, shall be deemed to be Additional Rent, and in the event of non-payment thereof by Tenant, Landlord shall have all of the rights and remedies with respect thereto as would accrue to Landlord for non-payment of Annual Base Rent.

  15.23 LANDLORD'S FEES AND EXPENSES. Unless prohibited by applicable law, Landlord and Tenant each agrees to pay to the amount of all reasonable legal fees and expenses incurred by Landlord or Tenant, as the case may be, arising out of or resulting from any act or omission by Landlord or Tenant with respect to this Lease or the Premises, including without limitation, any breach by Landlord or Tenant of its obligations hereunder.

Further, if Tenant shall request Landlord's consent or joinder in any instrument pertaining to this Lease, Tenant agrees promptly to reimburse Landlord for the reasonable legal fees incurred by Landlord in processing such request, whether or not Landlord complies therewith; and if Tenant shall fail promptly so to reimburse Landlord, same shall be deemed to be a default in Tenant's monetary obligations under this Lease.

With the exception of the initial Landlord's Work, whenever Tenant shall request approval (or this lease shall require preparation) by Landlord or the Landlord's architect of plans, drawings, specifications, or otherwise with respect to initial of the Premises, subsequent remodeling thereof, installation of signs including subsequent changes thereof, or the like, Tenant specifically agrees promptly to pay to Landlord's architect (or reimburse Landlord for the payment Landlord makes to said architect) for all charges involved in the review (and re-review, if necessary) and approval or disapproval thereof whether or not approval shall ultimately be given.

  15.24 PARKING. Tenant, upon the commencement of its occupancy of the Premises, shall have the right to use for its designated employees, as appurtenant to the Premises, four (4) parking spaces for every 1,000 rentable square feet in the Premises in common with other tenants of the Building located in the parking area designated for use of tenants of the Building. Use of such spaces may not be sold, assigned, licensed or otherwise given to any person for any compensation or fee or otherwise. The use of such parking spaces by Tenant in the Building may be regulated by rules and regulations issued by the Landlord from time to time.

  15.25 AUTHORITY. If Tenant is an entity, Tenant shall, simultaneously with delivery of this Lease, deliver to Landlord a certified copy of a resolution of the said entity authorizing or ratifying the execution of this Lease and such other demonstration of existence, due authority and binding nature of Tenant's actions in executing and delivering this Lease as Landlord or its lender(s) may reasonably require.

  15.26 CONFIDENTIALITY. Landlord and Tenant agree that the terms and conditions of this Lease were negotiated based on the unique positions as to bargaining power of the Landlord and the Tenant. Therefore, the parties agree that certain concessions granted to one another in this Lease were based on these unique positions, and that communication to parties other than employees, agents, lenders, investors, purchasers or underwriters (or as otherwise required by applicable law or required in connection with the issuance of any securities by Tenant) of each party may be detrimental and harmful to the Landlord's ability to rent additional space in the building occupied by the Tenant. Tenant hereby agrees, therefore, not to communicate to anyone other than its agents, employees, lenders, investors, purchasers or underwriters (or as otherwise required by applicable law or required in connection with the issuance of any securities by Tenant) the contents of this Lease, and any breach of the provisions of this paragraph by the Tenant shall be considered a default by the Tenant under the terms and conditions of this Lease.

  15.27 FORCE MAJEURE. Subject to any provisions in this Lease expressly excluding force majeure as a justification for non-performance by Landlord, Landlord shall not be in default hereunder and Tenant shall not be excused from performing any of its obligations hereunder if Landlord is prevented from performing any of its obligations hereunder due to any accident, breakage, strike, shortage of materials, a Year 2000 problem, acts of God or other causes beyond Landlord's reasonable control. Tenant shall not be in default hereunder and Landlord shall not be excused from performing any of its obligations hereunder if Tenant is prevented from performing any of its obligations due to any accident, breakage, strike, shortage of materials, a Year 2000 problem, acts of God or other causes beyond Tenant's reasonable control (but specifically excluding financial inability to perform). This provision specifically does not apply to either party's obligation to pay money to the other including Tenant's obligation to pay rent under the terms of this Lease. A "Year 2000 problem" shall mean a date-handling problem relating to the Year 2000 date change that would cause a computer system, software or equipment to fail to correctly perform, process and handle date-related information for the dates within and between the twentieth and twenty-first centuries and all other centuries.

     WITNESS the execution hereof, under seal, in any number of counterparts, each of which counterparts shall be deemed an original for all purposes, as of the day and year first above written.

                              LANDLORD:  LSOF POOLED EQUITY, LP
                              BY: LSOF GenPar, Inc.,
                              a Texas Corporation, General Partner


                              By:  /s/Mary Etta Ford
                                   -----------------
                                   Name:  Mary Etta Ford
                                   Title: VP

                                              Duly Authorized.

Attest: ________________________    By:  _________________________________
                                         Name:
                                         Title:

                                              Duly Authorized.


                              TENANT:  FREEDOM OF
                              INFORMATION, INC.



ATTEST:  _____________________      By:  /s/ Stephen M. Joseph
                                         -----------------------
                                         Name:  Stephen M. Joseph
                                         Title: Treasurer

                                              Duly Authorized.


ATTEST: ______________________      By:  /s/ Gordon B. Hoffstein
                                         -----------------------
                                         Name:  Gordon B. Hoffstein
                                         Title: President

                                              Duly Authorized

                                 STATE OF TEXAS

COUNTY OF DALLAS, SS.                         10/26, 1998

     Then personally appeared, the above-named Mary Etta Ford, VP of LSOF Pooled Equity, LP known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of LSOF Pooled Equity, LP, before me.

                                    /s/ Shanon Stencel
                                    ------------------------
                                    Notary Public
                                    My Commission Expires:  01-26-02

                                 STATE OF TEXAS

COUNTY OF DALLAS, SS                          _______________, 1998

     Then personally appeared, the above-named _____________________, ________ of LSOF Pooled Equity, LP known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of LSOF Pooled Equity, LP, before me.


                                    __________________________________
                                    Notary Public
                                    My Commission Expires:


                         COMMONWEALTH OF MASSACHUSETTS

SUFFOLK COUNTY, SS                            October 20, 1998

     Then personally appeared, the above-named Stephen Joseph, Treasurer of Freedom of Information, Inc., known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of Freedom of Information, Inc., before me.


                                    /s/ Jeffrey Hermanson
                                    ---------------------
                                    Notary Public
                                    My Commission Expires:  7/9/04

                         COMMONWEALTH OF MASSACHUSETTS

__________ COUNTY, SS                              _______________, 1998

     Then personally appeared, the above-named _______________________, ___________ of Freedom of Information, Inc., known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of Freedom of Information, Inc., before me.

                                    ____________________________________
                                    Notary Public
                                    My Commission Expires:

                                   EXHIBIT A

                                  DESCRIPTION

5 08* 09' 35" W     a distance of 512.54 feet to a point; thence running

Southerly           on a curve to the right having a radius of 1970 feet, an arc length of 369.98 feet to a point of nontangency; thence running

S 18* 55' 13" W     a distance of 131.49 feet to a pot on Lot 1 shown on said
                    plan, the three (3) previous courses banding easterly on said Crane Hill Road and Crane Meadow Road; thence running

N 70* 45' 40" W     a distance of 638.35 feet to a point; thence running

S 74* 06' 50" W     a distance of 125.96 feet to a point; the previous two (2)
                    courses banding southerly on said Lot 1; thence running

S 07* 07' 16" W     a distance of 313.80 feet to a point; thence running

S 36* 35' 35" W     a distance of 868.80 feet to a point; the previous two (2)
                    courses banding westerly on Lot 1; thence running

N 62* 16' 40" W     a distance of 416.77 feet to the point of beginning, banding northerly on said Lot 1.

Consisting of approximately 680,000 square feet or 15.61 acres.

--------------
* = Degrees

                                   EXHIBIT B

MARLBOROUGH CORPORATE CENTER
MARLBOROUGH, MASSACHUSETTS

SITE WORK

A prominent corporate address will be achieved by siting the Marlborough Corporate Center directly across from the new interchange to be built by the Massachusetts Highway Department. The interchange plans call for a new signalized interchange directly in front of the building, as shown on the site plans. The interchange is scheduled for completion by Fall 1999.

1.        Parking:    Four (4) spaces per 1,000 square feet of rentable space
                      are being provided. An additional 160 spaces are planned for on-site and available if desired by the tenants.

2.   Storm
     Drainage:        All site drainage is desired to flow to the rear left of
                      the site into a stormwater quality basin.

3.   Sewer:           The building will be tied to the Marlborough sewer system
                      located in Crane Meadow Road.

4.   Domestic Water
     and Fire
     Protection:      All work will be done in accordance with NFPA #13 and
                      LS.O. and is based on adequate water pressure.

5.   Site Improvements:
                      - 3" of paving in parking lot.
                      - 640 parking spaces - 4 per 1,000 square feet of
                        building.
                      - Precast concrete curbs at all landscape islands.
                      - Poured concrete plaza at building entrance.

6.   Site Lighting:   Site lighting for a 1/2 footcandle average, the
                      Illuminating Engineers Standard, will be 400W metal halide, fixtures on 30' poles and fifteen (15) Light billiards at walkways.

7.   Landscaping:     The building site shall be landscaped in a manner typical
                      of a first class office building.

MARLBOROUGH CORPORATE CENTER
MARLBOROUGH, MASSACHUSETTS

BASE BUILDING DESCRIPTION

1.   STRUCTURAL SYSTEM:

     Design load capabilities shall be as follows: first floor - slab on grade; second and third floor - 100 pounds per square foot live load. The floor to floor height Will be fourteen feet (14'-0") allowing for an approximately nine foot six inch (9'-6") CP finished ceiling height. Typical bay spacing is thirty feet by thirty feet (30'-0" x 30'-0").

2.   EXTERIOR MATERIALS:

a. Exterior Walls: Brick veneer with brick feature strips and gypsum sheathing back-up on light gauge metal framing. All exterior wall insulations shall conform to a Thermal Resistance Rating (R-Value) of 19.

b. Window System: Horizontal strip windows shall be Kawneer FASET SSG and shall consist of four inch (4") deep thermally broken, clear anodized aluminum with one inch (1") factory-scaled, gray-tinged insulating glass. Window height is to be six feet (6'-0").

The full-height glazed curtain wall systems shall be Kaneer 1600 SSG and shall consist of two inch by seven inch (2' x 7") clear anodized aluminum with one inch (1") factory sealed, gray tinted insulating glass.

c. Entrances: Glazed entrance doors shall be Kawneer Medium Stile with clear anodized aluminum framing. The doors shall be fully equipped with push-pulls, ADA approved closures, thresholds, locks and cylinder.

d. Roof: The roof shall consist of a Factory Mutual approved, .060 non-reinforced single-ply fully-adhered EDPM membrane with mechanically-fastened 2.5 inch polyisocyanurate insulation providing an "R" value of approximately 18.2. The roofing system manufacturer shall be Firestone.

3.   INTERIOR MATERIALS:

a. Interior Walls: The common area walls of the building will be finished with five-eighths inch (5/8") drywall. Drywall will be taped and sanded. The drywall will be finished with two (2) coats of paint in a color to be selected by the landlord's architect and a four inch (4") resilient base.

MARLBOROUGH CORPORATE CENTER
MARLBOROUGH, MASSACHUSETTS

BASE BUILDING DESCRIPTION

b. Doors and Hardware: All interior base building doors (bathrooms, electrical rooms, mechanical rooms, stairwell doors, etc.) will be three feet by seven feet (3' x 7'), solid core, maple veneered, set in eighteen (18) gauge welded metal frames. All necessary common area doors are included. All hardware will be bright chrome finish, standard duty, spherical type of lever action, as required by code. Temporary hollow metal doors shall be provided from main lobby into tenant spaces.

c. Wall Finishes: The wall surfaces of all common areas, not otherwise indicated to receive wall covering, will be finished with two (2) coats of a latex based, flat wall paint, in a color selected by landlord's architect.

     Wall surfaces of main lobby to receive wall covering as selected by landlords architect.

d. Floor Finishes: The following floor finishes will be provided in common areas:

     Floor Tile: (janitor's closet):

     "Standard Excelon" by Armstrong Architectural Building Products, a twelve inch by twelve inch by one-eighths inch (12" x 12" x 1/8") vinyl composition tile, in a color selected by landlord's architect.

     Bathroom Tile: "Ceramic Mosaics" by American Olean Tile Company, a 2 x 2 porcelain ceramic tile, in a color selected by landlord's architect.

     Base: Four inch (4") ceramic tile base.

     Lobby Area: The lobby area will be provided with Armstone granite tile, vinyl wall covering, clear scaled maple soffit trim and special lighting.

     Carpet: Stairways and lobby.

     Concrete: Exposed concrete with spray on hardener for loading, electric, elevator, mechanical and telephone rooms.

e. Ceiling Finishes: The common area ceiling system will be a twenty-four inch by twenty-four inch by five-eighths inch (24" x 24" x 5/8") lay-in tile. Armstrong Cortega, or equal, in an intermediate duty white grid.

MARLBOROUGH CORPORATE CENTER
MARLBOROUGH, MASSACHUSETTS

BASE BUILDING DESCRIPTION

     The main lobby ceiling system will be a twenty-four inch by twenty-four inch by five-eighths inch (24" x 24" x 5/8") beveled tegular tile. Armstrong Cirrus, or equal, in an intermediate duty white grid.

4.   PLUMBING

     Two (2) tenant restroom cores will be provided on each floor. One (1) additional common area restroom core will be provided at the first floor of the main lobby. All bathrooms will be sized to comply with the Massachusetts State Building Code. The toilet fixtures will be wall hung and the lavatories will be drop-in style in a laminate top. All bathrooms will include ceramic the floors and wet wall, baked enamel, ceiling-hung toilet partitions, laminate countertops and full accessories. Handicapped facilities will also be included that meet the Massachusetts State Building Code.

5.   FIRE PROTECTION

     The building will be fully sprinklered to NFPA #13 Standards for Ordinary Hazard Occupancy. The tenant area fire protection system will be exposed piping with upright heads. The system shall include, but not be limited to, providing the following:

     a.   Complete wet pipe type, hydraulically designed sprinkler systems.
     b.   External eight inch (8") fire water line with yard hydrants.
     c.   Zone valves as required by code.
     d.   Fire hose connections.
     e.   Tests and test connections.
     f.   Backflow prevention.

6.   ELEVATORS

     Provide one (1) three-stop hydraulic, 125 FPM, passenger elevator with a 2,500 pound capacity at main lobby, equal to Dover Marquis 25. Clear inside dimension is to be approximately six feet eight inches wide by four feet three inches deep (6'-8"x 4' x 3"). Hoistway door opening is to be approximately three feet six inches by seven feet (3'-6" x 7'-0").

     Interior cab finishes of main lobby elevator are to include No.8 stainless steel hand rail, frames and ceiling incorporating twelve inch (12") plastic laminate panel behind handrails and plastic laminate panels above and below handrail.

MARLBOROUGH CORPORATE CENTER
MARLBOROUGH, MASSACHUSETTS

BASE BUILDING DESCRIPTION

     Provide two (2) three-stop hydraulic, 100 FPM combination freight/passenger elevator with a 4,000 pound capacity at employee/service entrances, equal to Dover Continental 45. Clear inside dimension is to be approximately five feet four inches wide by seven feet nine and one-half inches deep (5'- 4" x 7'-9-1/2"). Hoistway door opening is to be approximately four feet by seven feet (4'-0" x 7'-0").

     Interior cab finishes of employee entrance / service elevators are to include No.8 stainless steel hand rail, painted frames and painted ceiling incorporating twelve inch (12") plastic laminate panel behind handrails and plastic laminate panels above and below handrail.

7.   HEATING, VENTILATION AND AIR CONDITIONING (HVAC)

     One (1) 20-ton split cooling unit with roof-mounted condensing unit and air handler suspended in the boiler room shall handle the two level, open lobby area. The unit shall have 100% outside economizer and zoning for each level and shall consist of Vartrac zone damper and electric coil. Distribution shall consist of supply and return duct work to each level with fire damper at floors. Ceiling space shall be return plenum. Space distribution shall consist of two by two lay-in plaque diffuser and sidewall register to serve open, two-floor lobby area.

     Two (2) 75-ton roof-top packaged electric cooling, gas heating variable air volume units to serve the third level. The units shall have roof curbs, rectangular duct silencers in supplies and returns, outside air traq sensors, 100% outside air economizer power exhaust, and supply air temperature controls. Duct distribution shall consist of 40 feet of supply duct to serve as temporary heating and be set up for future tenant VAV terminal with electric coils.

     Four (4) 70-ton, roof-top packaged electric cooling gas heating variable air volume units to serve the second and first floors. The units shall have roof curbs, rectangular duct silencers in supplies and returns, outside air traq sensors, 100% outside air economizer power exhaust, and supply air temperature controls. Distribution shall consist of 40 feet each unit to serve as temporary heating, and be set up for future tenant VAV terminal with electric coils.

     Five (5) 4KW, 277/1/60 electric wall heater with heater with built-in thermostat shall serve the stairs and the sprinkler room.

MARLBOROUGH CORPORATE CENTER
MARLBOROUGH, MASSACHUSETTS

BASE BUILDING DESCRIPTION

     Two (2) 5KW 277/1/60 electric recessed ceiling heater with built-in thermostat shall serve entries.

     Two (2) roof-mounted exhaust fans shall serve the restrooms with exhaust duct work and exhaust registers.

     One (1) roof-mounted exhaust fan shall serve the main lobby smoke exhaust requirements with exhaust duct work and exhaust registers.

     One (1) wall-mounted, one and one-half horsepower exhaust fan shall serve the first floor electric room with two foot by two foot (2'-0" x 2'-0") wall-mounted exhaust louver between Columns 11 and 12. The fan shall operate from the space thermostat.

     Two (2) 7-1/2KW, 480/3/60 suspended electric unit heater shall serve the first floor loading areas. Controls, control wiring, starter and smoke detectors.

8.   ELECTRICAL

Secondary Service

     A 4,000 amp, 277/480 volt, three-phase, four-wire, secondary service from the pad-mounted transformer to the main switchboard.

Main Switchboard

     Main switchboard shall total 4,000 amps at 277/480 volt with a main device unmetered and shall be of NEMA Class II construction having whatever depth necessary to accommodate equipment.

     Six (6) 400-amp main switches and CT metering (one for each tenant) with empty conduit to each tenant space has been provided for.

Building Distribution

     A 480/277 volt and 208/120 volt, three-phase, four-wire building distribution and power system, including distribution panelboards, 480 to 208/120 volt dry transformers for 208/120 volt panels, local lighting and power panels, disconnect switches, raceways, cables, junction and pull boxes, terminal cabinets, wireways, and all other components and fittings required for a complete power and lighting distribution system.

MARLBOROUGH CORPORATE CENTER
MARLBOROUGH, MASSACHUSETTS

BASE BUILDING DESCRIPTION

Lighting

     The lighting design will be accomplished at the following approximate maintained footcandle levels. (All illumination levels are horizontal values measured four feet (4'-0" above the floor.):

Area                      F.C.           Source            Ballast
----                      ----           ------            -------
Mechanical & Loading        20   Fluorescent Strips       Electronic
Toilet                      40   2"x2" Parabolics         Electronic
Lobby                       40   Hi-Hats/WallSconces      Electronic
Stairways/Corridors         40   2"x2".2"x4" Parabolics   Electronic

     Main lobby lighting level of 40 footcandles is to be provided in all travel areas. Comers and alcoves are to be provided with 30 to 40 footcandles.

     All lighting systems (indoor and outdoor, normal, emergency and exit) include all fixtures, lamps, plaster and/or tile frames, standards, switches, outlets, wiring, raceways, and all other components and fittings required for complete lighting system.

     Large areas, night lights and stairway lighting shall be panel switched.

     Future tenant areas are to receive stumble lighting.

Emergency Lighting System

     Provide emergency and exit lighting system consistent with the requirements of the building, life safety and local code requirements.

     Remote head battery units (12 volt each) shall be installed to meet emergency lighting requirements.

     Remote heads shall be mini/chrome.

Receptacles

General convenience outlets shall be 20 amp, 125-volt, duplex type.

Utility and mechanical rooms have one (1) duplex receptacle.

MARLBOROUGH CORPORATE CENTER
MARLBOROUGH, MASSACHUSETTS

BASE BUILDING DESCRIPTION

Corridor outlets shall be mounted a maximum distance of 50 linear feet apart.

Ground fault circuit interrupting outlets will be provided in all toilet rooms.

Fire Alarm System

A complete city-connected, addressable fire alarm system with pull stations, horn strobes (A.D.A.), smoke detectors, duct detectors, elevator recall wiring, and sprinkler wiring for the base building core areas, toilet and stairways.

Heating Ventilating and Air Conditioning Equipment and Plumbing Wiring

All power wiring shall be furnished and installed for the operation of heating, ventilating and air conditioning and plumbing systems.

Telephone

Provide telephone risers and sleeves through the floors to each telephone room, in anticipation of tenant telephone and data communication requirements.

Exterior Lighting

400W metal halide fixtures on thirty foot (30') poles to achieve .5 footcandles average maintained at parking.

Fifteen (15) light bollards at walkways.

All controlled by a time clock with photocell.

                                   EXHIBIT C

                                NOTICE OF LEASE

     In accordance with the provision of Mass. G.L. c. 183, Section 4, as amended, notice is hereby given of the following described Lease:

     LESSOR: LSOF Pooled Equity L.P., a Delaware limited Partnership with an address at 600 N. Peal Street, Suite 1500, Dallas, Texas 75201

     LESSEE: Freedom of Information, Inc., a Delaware corporation with an address at 154 Crane Meadow Road, Marlborough, MA

Date of Execution:  _____________________, 1998

Leased Premises:    That portion of the building located at 154 Crane Meadow
                    Road, Marlborough, Massachusetts, located on the first (1st) floor and consisting of 23,244 rentable square feet of floor area and more particularly described in Exhibit A attached hereto.

Terms of Lease:     The term of the Lease is sixty-two (62) months commencing on the earlier of: (i) the date that Landlord delivers the Premises to Tenant with the Landlord's Work Substantially
                    Complete, or (ii) the date on which Tenant begins use of the Premises for operation of its business, which date is estimated to be January 1, 1999.

     WITNESS the execution hereof as an instrument under seal as of the ________ day of __________, 1998.

       LANDLORD:                     LSOF POOLED EQUITY L.P.
                                     a Delaware limited partnership

                                     By:  LSOF GENPAR, INC., a Texas
                                     corporation, its General Partner


                                        By: ______________________________
                                        Name:
                                        Title: duly authorized

                                        By:  ______________________________
                                        Name:
                                        Title: duly authorized

          TENANT:             FREEDOM OF INFORMATION,  INC.


                                        By:_______________________________
                                        Name:
                                        Title:    duly authorized


                                        By:________________________________
                                        Name:
                                        Title:    duly authorized


                                 STATE OF TEXAS

COUNTY OF DALLAS, SS                                 ____________,1998

     Then personally appeared, the above-named ______________________, _____________ of LSOF GenPar, Inc., known to me and acknowledged the foregoing instrument to be his/her free act and deed on behalf of LSOF GenPar, Inc., before me.

                                    ___________________________________
                                    Notary Public
                                    My Commission Expires:


                                 STATE OF TEXAS

COUNTY OF DALLAS, SS                               ___________, 1998

     Then personally appeared, the above-named ____________________, _____________ of LSOF GenPar, Inc., known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of LSOF GenPar, Inc., before me.

                                    ___________________________________
                                    Notary Public
                                    My Commission Expires:

                         COMMONWEALTH OF MASSACHUSETTS

______________ COUNTY, SS                                 ___________,1998

     Then personally appeared, the above-named _______________________,

____________ of Freedom of Information, Inc., known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of Freedom of Information, Inc., before me.

                                    __________________________________
                                    Notary Public
                                    My Commission Expires:


                         COMMONWEALTH OF MASSACHUSETTS

______________ COUNTY, SS                                 ___________,1998

     Then personally appeared, the above-named _______________________,

____________ of Freedom of Information, Inc., known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of Freedom of Information, Inc., before me.

                                    __________________________________
                                    Notary Public
                                    My Commission Expires:

                                   EXHIBIT D

                                 TENANT'S WORK

     There is no Tenant's Work.

                                   EXHIBIT E

                      LEASE SUBORDINATION, NON-DISTURBANCE
                     OF POSSESSION AND ATTORNMENT AGREEMENT

     This Agreement ("Lease Subordination, Non-Disturbance of Possession and Attornment Agreement" or "Agreement") is made as of the _____ day of ___________, 1998, by and among ___________________________ having a place of business at ________________, ("Lender"), LSOF Pooled Equity L.P., a Delaware limited partnership with an address at 600 N. Peal Street, Suite 1500, Dallas, Texas 75201 ("Landlord"), and Freedom of Information, Inc., a Delaware corporation with an address at 154 Crane Meadow Road, Marlborough, MA ("Tenant").

                                   WITNESSETH

     WHEREAS, Lender is relying on this Agreement as an inducement to Lender in making and maintaining a loan ("Loan") secured by, among other things, a Mortgage and Security Agreement dated as of _______________ ("Mortgage") given by Borrower covering property commonly known as and numbered 154 Crane Meadow Road, Marlborough, Massachusetts ("Property"). Lender is also the "Assignee" under a Collateral Assignment of Leases and Rents ("Assignment") dated as of from Borrower with respect to the Property.

     WHEREAS, Tenant is the Tenant under that certain lease ("Lease") dated October __, 1998, made with Landlord covering certain premises ("Premises") at the Property as more particularly described in the Lease [and in the "Notice of Lease" dated 1998 which has been recorded at Middlesex South Registry of Deeds in Book ______, Page _____].

     WHEREAS, Lender requires, as a condition to the making, and maintaining of the Loan, that the Mortgage be and remain superior to the Lease and that its rights under the Assignment be recognized.

     WHEREAS, Tenant requires, as a condition to the Lease being subordinate to the Mortgage, that its rights under the Lease be recognized.

     WHEREAS, Lender, Landlord, and Tenant desire to confirm their understanding with respect to the Mortgage and the Lease.

     NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other valuable consideration, the receipt and adequacy of which are hereby acknowledged, and with the understanding by Tenant that Lender shall rely hereon in making and maintaining the Loan, Lender, Landlord, and Tenant agree as follows:

     Subordination. The Lease and the rights of Tenant thereunder are subordinate and inferior to the Mortgage and any amendment, renewal, substitution, extension or replacement thereof and each advance made thereunder as though the Mortgage, and each such amendment, renewal, substitution, extension or replacement were executed and recorded, and the advance made, before the execution of the Lease. Without limiting the foregoing and notwithstanding, any other term or provision of this Agreement, Tenant's rights with respect to proceeds of insurance and of eminent domain awards are expressly made subject and subordinate to the rights of Lender, and the disposition of such proceeds shall be governed by the Mortgage, and the other "Loan Documents" referred to therein, in all respects.

     Non-Disturbance. So long as Tenant is not in default (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed or observed, (i) Tenant's occupancy of the Premises shall not be disturbed by Lender in the exercise of any of its rights under the Mortgage during the term of the Lease, or any extension or renewal thereof made in accordance with the terms of the Lease, and (ii) Lender will not join Tenant as a party defendant in any action or proceeding for the purpose of terminating Tenant's interest and estate under the Lease because of any default under the Mortgage.

     Attornment and Certificates. In the event Lender succeeds to the interest of Borrower as Landlord under the Lease, or if the Property or the Premises are sold pursuant to the power of sale under the Mortgage, Tenant shall attorn to Lender, or a purchaser upon any such foreclosure sale, and shall recognize Lender, or such purchaser, thereafter as the Landlord under the Lease. Such attornment shall be effective and self-operative without the execution of any further instrument. Tenant agrees, however, to execute and deliver at any time and from time to time, upon the request of any holder(s) of any of the indebtedness or other obligations secured by the Mortgage, or upon request of any such purchaser, (a) any instrument or certificate which, in the reasonable judgment of such holder(s), or such purchaser, may be necessary or appropriate in any such foreclosure proceeding or otherwise to evidence such attornment, and
(b) an instrument or certificate regarding the status of the Lease, consisting of statements, if true (and if not true, specifying in what respect), (i) that the Lease is in full force and effect, (ii) the date through which rentals have been paid, (iii) the duration and date of the commencement of the term of the Lease, (iv) the nature of any amendments or modifications to the Lease, (v) that no default, or state of facts, which with the passage of time, or notice, or both, would constitute a default, exists on the part of either party to the Lease, and (vi) the dates on which payments of additional rent, if any, are due under the Lease.

     Limitations. If Lender exercises any of its rights under the Assignment or the Mortgage, or if Lender shall succeed to the interest of Landlord under the Lease in any manner, or if any purchaser acquires the Property, or the Premises, upon or after any foreclosure of the Mortgage, or any deed in lieu thereof, Lender or such purchaser, as the case may be, shall have the same remedies by entry, action or otherwise in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants and conditions of the Lease on Tenant's part to be paid, performed or observed that the Landlord had or would have had if Lender or such purchaser had not succeeded to the interest of the present Landlord. From and after any such attornment, Lender or such purchaser shall be bound to Tenant under all the terms, covenants and conditions of the Lease, and Tenant shall, from and after such attornment to Lender, or to such purchaser, have the same remedies against Lender, or such purchaser, for the breach of an agreement contained in the Lease that Tenant might have had under the Lease against Landlord, if Lender or such purchaser had not succeeded to the interest of Landlord. Provided, however, that Lender or such purchaser shall only be bound during the period of its ownership, and that in the case of the exercise by Lender of its rights under the Mortgage, or the Assignment, or any combination thereof, or a foreclosure, or deed in lieu of foreclosure, all Tenant claims shall be satisfied only out of the interest, if any, of Lender, or such purchaser, in the Property, and Lender and such purchaser shall not be (a) liable for any act or omission of any prior landlord (including the Landlord); or (b) liable for or incur any obligation with respect to the construction of the Property or any improvements of the Premises or the Property; or (c) subject to any offsets or defenses which Tenant might have against any prior landlord (including the Landlord); or (d) bound by any rent or additional rent which Tenant might have paid for more than the then current rental period to any prior landlord (including the Landlord); or (e) bound by any amendment or modification of the Lease, or any consent to any assignment or sublet, made without Lender's prior written consent; or (f) bound by or responsible for any security deposit not actually received by Lender; or (g) liable for or incur any obligation with respect to any breach of warranties or representations of any nature under the Lease or otherwise including without limitation any warranties or representations respecting use, compliance with zoning, landlord's title, landlord's authority, habitability and/or fitness for any purpose, or possession; or (h) liable for consequential damages.

     Rights Reserved. Nothing herein contained is intended, nor shall it be construed, to abridge or adversely affect any right or remedy of: (a) the Landlord under the Lease, or any subsequent Landlord, against the Tenant in the event of any default by Tenant (beyond any period expressed in the Lease within which Tenant may cure such default) in the payment of rent or in the performance or observance of any of the terms, covenants or conditions of the Lease on Tenant's part to be performed or observed; or (b) the Tenant under the Lease against the original or any prior Landlord in the event of any default by the original Landlord to pursue claims against such original or prior Landlord whether or not such claim is barred against Lender or a subsequent purchaser.

     Notice and Right to Cure. Tenant agrees to provide Lender with a copy of each notice of default given to Landlord under the Lease, at the same time as such notice of default is given to the Landlord, and that in the event of any default by the Landlord under the Lease, Tenant will take no action to terminate the Lease (a) if the default is not curable by Lender (so long as the default does not interfere with Tenant's use and occupation of the Premises), or (b) if the default is curable by Lender, unless the default remains uncured for a period of thirty (30) days after written notice thereof shall been given, postage prepaid, to Landlord at Landlord's address, and to Lender at the address provided in Section 7 below; provided, however, that if any such default is such that it reasonably cannot be cured within such thirty (30) day period, such period shall be extended for such additional period of time as shall be reasonably necessary (including, without limitation, a reasonable period of time to obtain possession of the Property and to foreclose the Mortgage), if Lender gives Tenant written notice within such thirty (30) day period of Lender's election to undertake the cure of the default and if curative action (including, without limitation, action to obtain possession and foreclose) is instituted within a reasonable period of time and is thereafter diligently pursued. Lender shall have no obligation to cure any default under the Lease.

     Notices. Any notice or communication required or permitted hereunder shall be in writing, and shall be given or delivered: (i) by United States mail, registered or certified, postage fully prepaid, return receipt requested, or
(ii) by recognized courier service or recognized overnight delivery service; and in any event addressed to the party for which it is intended at its address set forth below:

     To Lender:

     To Tenant:     Freedom of Information, Inc.
                    154 Crane Meadow Road,
                    Marlborough, MA

or such other address as such party may have previously specified by notice given or delivered in accordance with the foregoing. Any such notice shall be deemed to have been given and received on the date delivered or tendered for delivery during normal business hours as herein provided.

     No Oral Change. This Agreement may not be modified orally or in any manner than by an agreement in writing signed by the parties hereto or their respective successors in interest.

     Successors and Assign. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective heirs, personal representatives, successors and assigns, and any purchaser or purchasers at foreclosure of the Property or any portion thereof, and their respective heirs, personal representatives, successors and assigns.

     Payment of Rent To Lender. Tenant acknowledges that it has notice that the Lease and the rent and all sums due thereunder have been assigned to Lender as part of the security for the Obligations secured by the Mortgage. In the event Lender notifies Tenant of a default under the Loan and demands that Tenant pay its rent and all other sums due under the Lease to Lender, Tenant agrees that it will honor such demand and pay its rent and all other sums due under the Lease to Lender, or Lender's designated agent, until otherwise notified in writing by Lender. Borrower unconditionally authorizes and directs Tenant to make rental payments directly to Lender following receipt of such notice and further agrees that Tenant may rely upon such notice without any obligation to further inquire as to whether or not any default exists under the Mortgage or the Assignment, and that Borrower shall have no right or claim against Tenant for or by reason of any payments of rent or other charges made by Tenant to Lender following receipt of such notice.

     No Amendment or Cancellation of Lease. So long as the Mortgage remains undischarged of record, Tenant shall not amend, modify, cancel or terminate the Lease, or consent to an amendment, modification, cancellation or termination of the Lease, or agree to subordinate the Lease to any other mortgage, without Lender's prior written consent in each instance.

     Options. With respect to any options for additional space provided to Tenant under the Lease, Lender agrees to recognize the same if Tenant is entitled thereto under the Lease after the date on which Lender succeeds as Landlord under the Lease by virtue of foreclosure or deed in lieu of foreclosure or Lender takes possession of the Premises; provided, however, Lender shall not be responsible for any acts of any prior landlord under the lease, or the act of any tenant, subtenant or other party which prevents Lender from complying with the provisions hereof and Tenant shall have no right to cancel the Lease or to make any claims against Lender on account thereof.

     Captions. Captions and headings of sections are not parts of this Agreement and shall not be deemed to affect the meaning or construction of any of the provisions of this Agreement.

     Counterpart. This Agreement may be executed in several counterparts each of which when executed and delivered is an original, but all of which together shall constitute one instrument.

     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     Parties Bound. The provisions of this Agreement shall be binding upon and inure to the benefit of Tenant, Lender and Borrower and their respective successors and assigns; provided, however, reference to successors and assigns of Tenant shall not constitute a consent by Landlord or Borrower to an assignment or sublet by

Tenant, but has reference only to those instances in which such consent is not required pursuant to the Lease or for which such consent has been given.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              LENDER:
ATTEST

_________________             BY:_____________________________
Name:                            Name:
Title:                           Title:

                              Date executed by Lender:  _______, 1998


                              TENANT:

ATTEST:                       FREEDOM OF INFORMATION, INC.

_________________             BY:______________________________
Name:                            Name:
Title:                           Title:         duly authorized


ATTEST:

____________________          BY:_______________________________
Name:                            Name:
Title:                           Title:         duly authorized

                         Date executed by Tenant:  _____________, 1998


                        STATE OF _______________________

_____________,ss.                                         _________, 1998

     Then personally appeared before me ______________________, ______________
of____________________, known to me and acknowledged the foregoing to be his free act and deed on behalf of _______________ before me.

                                    _______________________________
                                    Notary Public
                                    My Commission Expires:

                         COMMONWEALTH OF MASSACHUSETTS

COUNTY, SS                                    _____________, 1998

     Then personally appeared, the above-named ________________________, of Freedom of Information, Inc., known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of Freedom of Information, Inc., before me.

                              _________________________________
                              Notary Public
                              My Commission Expires:


                         COMMONWEALTH OF MASSACHUSETTS

_______________ COUNTY, SS                         ____________, 1998

     Then personally appeared, the above-named of Freedom of Information, Inc., known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of Freedom of Information, Inc., before me.

                              ________________________________
                              Notary Public
                              My Commission Expires:

LSOF POOLED EQUITY L.P., as Landlord under the Lease, and Borrower under the Mortgage and Security Agreement, the Loan Agreement and the other Loan Documents, agrees for itself and its successors and assigns that:

     1.   The above agreement does not:

          (a) constitute a waiver by Lender of any of its rights under the Mortgage and Security Agreement or any of the other Loan Documents; or

          (b) in any way release Borrower from its obligations to comply with the terms, provisions, conditions, covenants and agreements and clauses of the Mortgage and Security Agreement and other Loan Documents;

     2. The provisions of the Mortgage and Security Agreement remain in full force and effect and must be complied with by Borrower;

     3. Tenant shall have the right to rely on any notice or request from Lender which directs Tenant to pay rent to Lender without any obligation to inquire as to whether or not a default exists and notwithstanding any notice from or claim of Borrower to the contrary. Borrower shall have no right or claim against Tenant for rent paid to Lender after Lender so notifies Tenant to make payment of rent to Lender; and

     4. The Borrower shall be bound by all of the terms, conditions and provisions of the foregoing Agreement in all respects.

     Executed and delivered as a sealed instrument as of the _____ day of _____, 1998.

                   BORROWER:  LSOF POOLED EQUITY L.P.
                              a Delaware limited partnership

                         By:  LSOF GENPAR, INC.
                              a Texas corporation, its general partner

ATTEST:
                                          By:
---------------------------                  --------------------------
Name:                                        Name:
Title:                                       Title:        duly authorized

ATTEST:
                                          By:
----------------------------                 --------------------------
Name:                                        Name:
Title:                                       Title:        duly authorized


                    Date executed by Borrower:  __________, 1998

                                 STATE OF TEXAS

COUNTY OF DALLAS, SS.                         __________, 1998

     Then personally appeared the above-named ___________________________, ___________________________ of LSOF GenPar, Inc., known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of LSOF GenPar, Inc., before me.



                                 Notary Public
                                 My Commission Expires



                                 STATE OF TEXAS

COUNTY OF DALLAS, SS.                         __________, 1998

     Then personally appeared the above-named ___________________________, ___________________________ of LSOF GenPar, Inc., known to me and acknowledged the foregoing instrument to be his free act and deed on behalf of LSOF GenPar, Inc., before me.




                                 Notary Public
                                 My Commission Expires:

                                   EXHIBIT F

                                LANDLORD'S WORK

The following work to be done in the Premises shall be Landlord's Work:


I.    PARTITIONS:

II.   DOORS AND FRAMES:

III.  HARDWARE:

IV.   CEILINGS:

V.    FLOOR COVERINGS:

VI.   PAINTING:

VII.  WINDOW TREATMENT:

VIII. FIRE PROTECTION:

IX.   HEATING, VENTILATING AND AIR CONDITIONING

X.    ELECTRICAL/LIGHTING

                                   EXHIBIT G

                               CLEANING SERVICES

CLEANING SPECIFICATION

Office Area

Each Business Day:
     Empty trash receptacles
     Dust and spot clean horizontal surfaces, furniture, and bright work Spot clean vertical surfaces
     Clean water fountains
     Clean partition and door glass
     Vacuum carpeting
     Clean kitchen counters and sinks

Weekly:
     Clean Window glass (not including interior of the exterior windows)

Monthly:
     Dust table and chair legs, baseboards, ledges, moldings
     Vacuum fabric furniture
     Clean and sanitize phones
     Dust mini blinds

Quarterly:
     Clean diffusers
     High dusting
     Shampoo carpets

Semi-Annually:
     Clean exterior windows

Lavatories

Each Business Day:
     Clean and sanitize fixtures, mirrors, horizontal surfaces
     Polish chrome
     Mop floors
     Refill dispensers
     Empty trash
     Spot clean vertical surfaces

Monthly:
     Wash all partitions, tile wall, and enamel surfaces

Quarterly:
     Clean diffusers
     Machine clean floors

Public Areas

Each Business Day:
     Empty trash receptacles
     Dust and spot clean horizontal surfaces, etc.
     Spot clean vertical surfaces
     Clean and polish drinking fountains
     Clean doors and frames
     Vacuum carpets, mop and buff floors
     Clean and polish elevator walls and bright work
     Vacuum elevator carpet and spot clean
     Sweep stairs
     Dust railings

Monthly:
     High dust
     Dust tables and chair legs, baseboards, ledges, moldings
     Vacuum fabric furniture
     Spot clean railings
     Damp mop stairs and landings

Quarterly:
     Wash trash receptacles
     Clean diffusers
     Shampoo carpets